SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                  Amendment #1


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    January 15, 2003
                                                 _______________________________


                               AP Henderson Group
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      000-31153                 88-0355504
____________________________    ________________________     ___________________
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


       800 East Colorado Boulevard, 5th Floor, Pasadena, California 91101
       __________________________________________________________________
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (626) 817-6505
                                                   _____________________________

                             Magnolia Ventures, Inc.
          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2003, AP Henderson Ventures, a Nevada corporation ("AP Ventures"), completed a reverse acquisition of the Registrant on January 15, 2003, pursuant to which the Registrant acquired all of the outstanding shares of AP Ventures capital stock in exchange for a controlling interest in the Registrant (the "Reorganization"). At the time of the Reorganization, AP Ventures was known as AP Henderson Group and wholly-owned by Richard Henry. Pursuant to a share purchase agreement dated January 15, 2003 between Peggy Melilli, Dennis Melilli, and Sherri Lynn Cooper, the former officers and directors of the Registrant, on the one hand, and Richard Henry, on the other hand, Mr. Henry purchased an aggregate of 17,829,048 shares of outstanding common stock of the Registrant. The share purchase agreement also provided that the Melillis and Ms. Cooper would resign as directors and officers and be replaced with Mr. Henry and Richard Lui as the officers and directors of the Registrant. Immediately after the close of the share purchase agreement, Mr. Henry entered into a separate securities purchase agreement with the Registrant whereby he sold all of the outstanding capital shares of AP Ventures to the Registrant in consideration of the Registrant's issuance of 3,000,000 shares of common stock to Mr. Henry.

         AP Ventures was organized on December 31, 2002 for the purpose of acquiring all of the capital shares of Jingbo Chemical (Bo Xing) Co., Ltd. ("Jingbo"), a Chinese foreign direct investment enterprise. On December 31, 2002, Richard Henry, as the sole owner of all of the capital shares of Jingbo, transferred those capital shares to AP Ventures in exchange for AP Ventures' issuance of a total of 10,000 common shares. AP Ventures conducted no operations or acquired any assets or liabilities from the date of its organizations to time of its acquisition of Jingbo.

         Jingbo was formed by Mr. Henry in 2002 for the purpose of acquiring certain operating assets and liabilities of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited, which together had been engaged in the business of owning and operating a petrochemical refinery and agrochemical manufacturing company in the People's Republic of China. Jingbo acquired the operating assets and liabilities of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited on December 31, 2002, immediately prior to AP Ventures' acquisition of the capital shares of Jingbo.

         From the dates of their inception to January 15, 2003, neither Jingbo nor AP Ventures conducted any operations or engaged in any capital transactions apart from Jingbo's acquisition of the assets and liabilities of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited, and AP Ventures' subsequent acquisition of the capital shares of Jingbo. As a result, the financial statements filed as part of this Form 8-K for purposes of reporting the acquisition of AP Ventures are those of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 1 above.

ITEM 5.  OTHER EVENTS.

         Effective as of February 11, 2003, the Registrant changed its name to AP Henderson Group and effected a 1.875 for one split of its outstanding shares of common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

                  Audited Financial Statements of Shandong Jingbo Petrochemical Company Limited and Affiliates as of and for the years ended December 31, 2000 and 2001.

                  Unaudited Combined Financial Statements of Shandong Jingbo Petrochemical Company Limited and Affiliates as of and for the nine months ended September 30, 2002.

                  Unaudited Pro Forma Combined Balance Sheet and Statements of Income of the Registrant, Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited as of and for the nine months ended September 30, 2002 and for the year ended December 31, 2001.

         (c)      EXHIBITS.

                  2.1 Securities Purchase Agreement dated January 15, 2003 between Richard Henry and the Registrant, previously filed as an exhibit to Current Report on Form 8-K filed on January 30, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AP HENDERSON GROUP
                                  (Registrant)


Date:  March 26, 2003             By:/s/   RICHARD HENRY
                                     ___________________________________________
                                           Richard Henry,
                                           President and Chief Executive Officer

                          INDEX TO FINANCIAL STATEMENTS
                                       OF
            AP HENDERSON GROUP (FORMERLY KNOWN AS MAGNOLIA VENTURES,
        INC.) AND SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED, SHANDONG
                    JINGBO AGROCHEMICAL COMPANY LIMITED AND
                SHANDONG BOXING LU NONG CHEMICAL COMPANY LIMITED

                                                                            Page

Report of Independent Certified Public Accountants                            1

Combined Balance Sheets as of December 31, 2000 and 2001                      2

Combined Statements of Income for the years
  ended December 31, 2000 and 2001                                            3

Combined Statements of Changes in Shareholders' Equity
  for the years ended December 31, 2000 and 2001                              4

Combined Statements of Cash Flows for the years
  ended December 31, 2000 and 2001                                            5

Combined Notes to Financial Statements                                        6

INTERIM FINANCIAL STATEMENTS

Unaudited Combined Balance Sheet as of September 30, 2002                    29

Unaudited Combined Statement of Income for the nine months
  ended September 30, 2002                                                   30

Unaudited Combined Statement of Changes in Shareholders' Equity
  for the nine months ended September 30, 2002                               31

Unaudited Combined Statements of Cash Flows for the nine months
  ended September 30, 2002                                                   32

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF AP HENDERSON GROUP (FORMERLY KNOWN AS MAGNOLIA VENTURES, INC.), SHANDONG JINGBO
PETROCHEMICAL COMPANY LIMITED, SHANDONG JINGBO AGROCHEMICAL COMPANY
LIMITED AND SHANDONG BOXING LU NONG CHEMICAL COMPANY LIMITED

Notes to Unaudited Pro Forma Consolidated Financial Statements               56

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2002      57

Unaudited Pro Forma Consolidated Statements of Income for the nine months    58
  ended September 30, 2002

Unaudited Pro Forma Consolidated Statements of Income for the year
  ended December 31, 2001                                                    59

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


To the Shareholders and Board of Directors
SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
(Incorporated in the People's Republic of China with limited liability) Boxing, Shandong Province, People's Republic of China

We have audited the accompanying combined balance sheets of Shandong Jingbo Petrochemical Company Limited and Affiliate (the "Company"), as of December 31, 2000 and 2001, and the related combined statements of income, shareholders' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Shandong Jingbo Petrochemical Company Limited and Affiliate as of December 31, 2000 and 2001, and of the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.



/s/ L.L. BRADFORD & Company, LLC
________________________________
L.L. Bradford & Company, LLC
Las Vegas, Nevada
January 24, 2003



          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                            COMBINED BALANCE SHEETS
                        AS OF DECEMBER 31, 2000 AND 2001


                                                           2000          2001         2001
                                                          RMB'000       RMB'000      US$'000
                                                          ________      _______      _______

ASSETS
Current assets
    Cash and cash equivalents                               67,981       79,512        9,607
    Accounts receivable, net                                 1,289        1,581          191
    Due from related parties                                 4,340       30,797        3,721
    Inventory                                               81,968       71,498        8,638
    Prepaid expenses and other current assets               26,563       27,198        3,286
                                                          ________      _______      _______
      Total current assets                                 182,141      210,586       25,443

Property, plant and equipment, net                          90,152      112,941       13,646
Investment in an equity affiliate                           21,100       21,100        2,549
Intangible and other assets, net                             5,664        5,088          615
Deferred tax assets                                              -        5,345          646
                                                          ________      _______      _______
      Total assets                                         299,057      355,060       42,899
                                                          ========      =======      =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued liabilities                80,826       62,075        7,473
    Short-term debts                                        28,850       61,850        7,500
    Due to related parties                                  31,459       34,333        4,148
    Dividends payable                                            -       18,154        2,194
    Income taxes payable                                     2,167        2,536          306
    Other taxes payable                                    127,341      140,660       16,995
    Deferred tax liabilities                                   214            -            -
                                                          ________      _______      _______
      Total current liabilities                            270,857      319,608       38,616
                                                          ________      _______      _______

      Total liabilities                                    270,857      319,608       38,616

Minority interests                                              19        2,513          303
                                                          ________      _______      _______
Shareholders' equity
    Paid-in capital                                         47,081       47,051        5,685
    Accumulated deficit                                    (19,162)     (18,827)      (2,275)
    Statutory common funds                                     262        4,715          570
                                                          ________      _______      _______
      Total shareholders' equity                            28,181       32,939        3,980
                                                          ________      _______      _______
      Total liabilities and shareholders' equity           299,057      355,060       42,899
                                                          ========      =======      =======



                 See accompanying notes to financial statements



           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                          COMBINED STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001


                                                                2000         2001         2001
                                                               RMB'000      RMB'000      US$'000
                                                               _______      _______      _______

REVENUES
    Sales and other operating revenues                         557,479      509,322       61,537

OPERATING EXPENSES
    Purchases, services and other                              464,283      383,876       46,381
    Employee compensation costs                                 22,101       23,546        2,845
    Depreciation, depletion and amortization                    18,637       16,531        1,997
    Selling, general and administrative expenses                11,821       12,840        1,551
    Impairment loss on valuation of
     assets and liabilities                                      1,296            -            -
    Taxes other than income taxes                               30,958       33,290        4,022
    Other (income) expense, net                                 (1,314)      (5,654)        (683)
                                                               _______      _______      _______
      Total operating expenses                                 547,782      464,429       56,113
                                                               _______      _______      _______

        Income from operations                                   9,697       44,893        5,424

OTHER INCOME (EXPENSE)
    Interest income                                              1,453        1,781          215
    Interest expense                                            (1,632)      (4,821)        (582)
                                                               _______      _______      _______
      Total other income (expense)                                (179)      (3,040)        (367)
                                                               _______      _______      _______
        Income before income taxes and minority interests        9,518       41,853        5,057
    Income taxes                                                 7,961       10,590        1,280
                                                               _______      _______      _______
        Income before minority interests                         1,557       31,263        3,777
    Income (loss) applicable to minority interests                 128       (1,100)        (133)
                                                               _______      _______      _______
        Net income                                               1,685       30,163        3,644
                                                               =======      =======      =======


                 See accompanying notes to financial statements



           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
             COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001


                                                                     Statutory
                                       Paid-In      Accumulated      Common
                                       Capital        Deficit        Funds           Total
                                       RMB'000        RMB'000        RMB'000        RMB'000
                                       _______      ___________      _________      _______

Balance at December 31, 1999            26,075        (20,585)             -          5,490
Net income for the year ended
December 31, 2000                            -          1,685              -          1,685
Contributions                           21,006              -              -         21,006
Transfer to reserves                         -           (262)           262              -
                                       _______      ___________      _________      _______

Balance at December 31, 2000            47,081        (19,162)           262         28,181
Net income for the year ended
December 31, 2001                            -         30,163              -         30,163
Purchase of shareholders interest
in Company                                 (30)             -              -            (30)
Transfer to reserves                         -         (4,453)         4,453              -
Dividend                                     -        (25,375)             -        (25,375)
                                       _______      ___________      _________      _______
Balance at December 31, 2001            47,051        (18,827)         4,715         32,939
                                       =======      ===========      =========      =======

Balance at December 31, 2001 in US$      5,685         (2,275)           570          3,980
                                       =======      ===========      =========      =======


                 See accompanying notes to financial statements



           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                        COMBINED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001


                                                                     2000         2001         2001
                                                                    RMB'000      RMB'000      US$'000
                                                                    _______      _______      _______

CASH FLOW FROM OPERATING ACTIVITIES
    Net income                                                        1,685       30,163        3,644
    Adjustments to reconcile net income to net
      cash provided by operating activities:
      Depreciation                                                   18,637       16,530        1,997
      Impairment loss on valuation of assets and liabilities          1,296            -            -
      Disposal and write-off property, plant and equipment            1,999        2,959          358
      Loss (gain) on dilution of equity interest in subsidiary           16       (1,452)        (175)
    Changes in operating assets and liabilities:
      Change in accounts receivable                                   2,144         (292)         (35)
      Change in inventory                                            (9,534)      10,470        1,265
      Change in prepaid expenses and other current assets              (491)        (635)         (77)
      Change in due from/to related parties                          29,044      (23,583)      (2,849)
      Change in accounts payable and accrued liabilities            (37,031)     (18,751)      (2,266)
      Change in income tax liabilities                                2,038          369           45
      Change in other taxes payable                                  15,230       13,319        1,609
      Change in deferred taxes                                       (2,519)      (5,559)        (672)
                                                                    _______      _______      _______
        Net cash provided by operating activities                    22,514       23,538        2,844
                                                                    _______      _______      _______

CASH FLOW FROM INVESTING ACTIVITIES
    Purchases of property, plant and equipment                      (26,559)     (42,168)      (5,095)
    Acquisition of intangible assets                                 (1,360)           -            -
    Proceeds from disposal of property, plant and equipment          16,035          466           56
    Proceeds from disposal of long-term investment                      480            -            -
                                                                    _______      _______      _______
        Net cash used in investing activities                       (11,404)     (41,702)      (5,039)
                                                                    _______      _______      _______

CASH FLOW FROM FINANCING ACTIVITIES
    Dividends paid                                                        -       (7,221)        (872)
    Dividends paid to minority shareholders                               -         (266)         (32)
    Proceeds from short-term debt                                    42,550       80,550        9,732
    Payments on short-term debt                                     (32,500)     (47,550)      (5,745)
    Proceeds of contributions from minority shareholders              5,006        4,212          509
    Purchase of shareholder interest in Company                           -          (30)          (4)
                                                                    _______      _______      _______
        Net cash provided by financing activities                    15,056       29,695        3,587
                                                                    _______      _______      _______

Net change in cash and cash equivalents                              26,166       11,531        1,393
Cash and cash equivalents, beginning of year                         41,815       67,981        8,214
                                                                    _______      _______      _______

Cash and cash equivalents, end of the year                           67,981       79,512        9,607
                                                                    =======      =======      =======

Supplemental cash flow information:
    Interest paid                                                    12,000        2,601          314
                                                                    =======      =======      =======
    Income taxes paid                                                 8,442       15,780        1,907
                                                                    =======      =======      =======

Non-cash financing and investing activities:
    Conversion of salaries payable into paid-in capital              16,000            -            -
                                                                    =======      =======      =======
    Declaration of dividends and unpaid at year end                       -       18,154        2,193
                                                                    =======      =======      =======


                 See accompanying notes to financial statements

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


1.    BACKGROUND, ORGANIZATION AND NATURE OF OPERATIONS

                  The accompanying combined financial statements include the combined accounts of Shandong Jingbo Petrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited. Such combined group is collectively referred to as Shandong Jingbo Petrochemical Company Limited and Affiliate (hereafter referred to as the "Company"). The combined financial statements have been presented on a combined basis due to common management and ownership. These entities are expected to be subject to a business combination. All intercompany balances and transactions have been eliminated in combination.

                  Shandong Jingbo Petrochemical Company Limited ("Petrochemical Company") was established in September 1988 as a State Owned Enterprise in the Shandong Province of the People's Republic of China (the "PRC"). In September 2000, Petrochemical Company restructured its capital structure to a limited liability company. Petrochemical Company is principally engaged in the manufacturing and distribution of petrochemical products in the PRC.

                  Shandong Jingbo Agrochemical Company Limited ("Agrochemical Company") was established in February 1997 in the Shandong Province of the PRC as a limited liability company. The capital structure of Agrochemical Company was reorganized in September 2000 and April 2001, whereby as of December 31, 2001, approximately 57% ownership interest was held by Petrochemical Company. Accordingly, Agrochemical Company is a subsidiary of Petrochemical Company and has been consolidated in the accompanying combined financial statements. Agrochemical Company is principally engaged in the manufacturing and distribution of agricultural insecticide and chemicals. On April 5, 2002, Company returned all of its capital contributed by Petrochemical Company to them and ceased to be a subsidiary of Petrochemical Company.

                  Shandong Bo Xing Lu Nong Chemical Company Limited ("Lu Nong Chemical Company") was established in April 2000 in the Shandong Province of the PRC as a limited liability company. Lu Nong Chemical Company was principally engaged in the manufacture of agricultural insecticide primarily for Agrochemical Company. On April 5, 2002, Lu Nong Chemical Company transferred its assets, liabilities and business to Agrochemical Company and ceased to operate as a separate limited liability company.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


1.    BACKGROUND, ORGANIZATION AND NATURE OF OPERATIONS (CONTINUED)

      The Company is subject to, among others, the following operating risks:

      (a)   Country risk

                           As all of the Company's  operations  are conducted in
            the PRC, the Company is subject to special considerations and significant risks not typically associated with companies operating in the United States of America. These risks include, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

                           In  addition,   all  of  the  Company's   revenue  is
            denominated in the PRC's currency of Renminbi ("RMB"), which must be converted into other currencies before remittance out of the PRC. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require approval of the PRC government.

      (b)   Credit risk

                           The carrying amounts of accounts  receivable included
            in the balance sheets represent the Company's exposure to credit risk in relation to its financial assets. No other financial assets carry a significant exposure to credit risk.

                           The Company  performs  ongoing credit  evaluations of
            each customer's financial condition. It maintains allowances for doubtful accounts and such allowances in the aggregate have not exceeded management's estimations.

      (c)   Interest rate risk

                           The  Company  is  exposed  to the risk  arising  from
            changing interest rates, which may affect the ability of repayment of existing debts and viability of securing future debt instruments within the PRC.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


2.    BASIS OF PRESENTATION

            The financial statements are presented on the combined basis for the fiscal years 2000 and 2001 and have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"). The combined financial statements include the consolidated financial statements of Petrochemical Company and its subsidiary, Agrochemical Company, for the years ended December 31, 2001 and 2000 and financial statements of Lu Nong Chemical Company for the year ended December 31, 2001 and period from April 29, 2000 to December 31, 2000.

            The combined financial statements are expressed in Renminbi ("RMB"), the national currency of the PRC. Solely for the convenience of the reader, the December 31, 2001 financial statements have been converted into United States dollars at the noon buying rate in New York City on December 31, 2001 for cable transfers in Renminbi as certified for customs purposes by the Federal Reserve Bank of New York of US$1.00 = RMB 8.2766. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at that rate or at any other certain rate on December 31, 2001, or at any other date and accordingly no currency conversion gain or loss are reflected as a result of this translation.

            The preparation of the combined financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates.

3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

      (a)   Basis of consolidation

                           The  combined   financial   statements   include  the
            consolidated financial statements of the Petrochemical Company and its subsidiary. The results of operations of its subsidiary are included in the combined statements of income, and the portion attributable to minority interests is excluded from the combined income from operations and reported separately as income applicable to minority interest on the combined statements of income. All significant intercompany balances and transactions have been eliminated.

      (b)   Definition of fiscal year

                           The Company's fiscal year end is December 31.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

      (c)   Investment in an equity affiliate

                           Investment  in an  affiliated  entity  in  which  the
            Company has the ability to exercise significant influence, but not control, and generally is an ownership interest of the investee's voting capital between 20% and 50%, are accounted for under the equity method of accounting. Accordingly, under the equity method of accounting, the Company's share of the investee's earnings or losses are included in the consolidated statements of income. As of December 31, 2001, the equity affiliate has not yet commenced operations and anticipates operations to commence in 2002.

      (d)   Foreign currency translation

                           The  functional  currency  of the Company is Renminbi
            ("RMB"). Transactions denominated in foreign currencies are translated into RMB at the unified exchange rates quoted by the People's Bank of China prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable unified exchange rates prevailing at the balance sheet dates. The resulting exchange differences are included in the determination of income.

                           The  Company  did not enter into any hedge  contracts
            during any of the periods presented. No foreign currency exchange gains or losses were capitalized for any periods presented.

      (e)   Fair value of financial instruments

                           The carrying  amounts for the Company's cash and cash
            equivalents, accounts receivable, due to/from related parties, accounts payable and accrued liabilities, income taxes payable, other taxes payable, deferred tax assets/liabilities and short-term debts approximate fair value due to the short-term maturity of these instruments.

                           The Company had no derivative  financial  instruments
            in any of the years presented.

      (f)   Property, plant and equipment

                           Property,  plant and equipment are initially recorded
            at cost less accumulated depreciation, depletion and amortization. Cost represents the purchase price of the asset and other costs incurred to bring the asset into existing use.

                           Depreciation, depletion and amortization to write-off
            the cost of each asset to their residual values over their estimated useful lives are calculated using the straight-line method.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

      (f)   Property, plant and equipment (continued)

                           The  Company  uses the  following  useful  lives  for
            depreciation, depletion and amortization purposes:

            Land use rights        over the land use right period of 27-50 years
            Buildings                                                25-40 years
            Plant and machinery                                       3-30 years
            Equipment and motor vehicles                              5-15 years

                           No  depreciation  is  provided  for  construction  in
            progress until they are completed and put in use. Interest and other costs on borrowings to finance the construction of property, plant and equipment are capitalized during the period of time that is required to complete and prepare the property for its intended use.

                           The  Company   accounts  for   property,   plant  and
            equipment in accordance with Statement of Financial Accounting Standard ("SFAS") No.121, "Accounting for the Impairment of Long-lived Assets to be Disposed of" which requires impairment loss to be recognized on the long-lived assets when the sum of expected future cash flows (undiscounted and without interest charges) resulted from the use of the asset and its eventual disposition is less than the carrying amount of the asset. Otherwise, an impairment loss is not recognized. Measurement of the impairment loss for long-lived assets is based on the fair value of the assets.

                           Gains and losses on disposal of  property,  plant and
            equipment are determined by reference to their carrying amounts.

                           Costs  for  planned  major  maintenance   activities,
            primarily related to refinery turnarounds, are expensed as incurred except for costs of components that result in improvements and betterments which are capitalized as part of property, plant and equipment and depreciated over their useful lives, which is generally the period until the next scheduled major maintenance.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

      (g)   Intangible assets

                           Acquisition  costs on patents,  trademarks,  licenses
            and other intangibles are capitalized and amortized using the straight-line method over their useful lives, generally over 3 to 10 years. The Company does not capitalize internally generated intangible assets. The carrying amount of each intangible asset is reviewed annually and adjusted for impairment where it is considered necessary. An impairment loss is recognized whenever the carrying amount of an asset exceeds its recoverable amount. Events and circumstances that would trigger an impairment assessment include a significant decrease in the market value of an asset, a significant change in the manner or extent that an asset is used including a decision to abandon acquired products, services or technologies, a significant adverse change in operations or business climate affecting the asset, and historical operating or cash flow losses expected to continue for the foreseeable future associated with the asset. An asset is considered impaired when the undiscounted cash flows projected to be generated from the asset over its remaining useful life is less than the recorded amount of that asset. Impairment losses are measured based on the difference between the asset's fair value and carrying amount and are recorded as impairment write-downs in the consolidated statements of operations in the period that an indicator of impairment arises. Measurement of fair value is based on estimated expected future cash flows, including terminal value cash flows expected to result from the disposition of the asset at the end of its useful life, discounted at our weighted average cost of capital. Weighted average cost of capital is based on historical risk premiums required by investors for companies of our size, industry and capital structure and includes risk factors specific to us. In some instances, the measurement of fair value includes a factor, if appropriate, for market comparables, representing our estimate of the value that a buyer is willing to pay for similar assets in terms of products and services, customer base, risks and earnings capabilities.

      (h)   Inventory

                           Inventory  is  stated  at the lower of cost or market
            value. The method of determining cost is used consistently from year to year at each entity level and varies among first-in-first-out and weighted average cost.

      (i)   Accounts receivable

                           Accounts  receivable are carried at original invoiced
            amounts less any allowance for doubtful accounts. Such allowance provision for accounts receivable is established if there is an uncertainty that the Company will be unable to collect such amounts.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

      (j)   Cash and cash equivalents

                           Cash and cash  equivalents  include  interest bearing
            and non-interest bearing bank deposits, money market accounts, short-term certificates of deposit with original maturities of three months or less.

      (k)   Income taxes

                           The  Company is  subject  to PRC  income  taxes on an
            entity  basis  on  income   arising  in  or  derived  from  the  tax
            jurisdiction in which they operate.

                           For the years ended  December 31, 2000 and 2001,  all
            of the Company's income was generated in the PRC, which was subject to PRC income taxes at 33% (30% state income tax and 3% local income tax).

                           The  Company   accounts   for  its  income  taxes  in
            accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax credit carryforwards available. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                           The Company also incurs  various  other taxes,  which
            are not income taxes. Taxes other than income taxes, which arise from operating expenses, primarily comprised of consumption tax, resource tax, urban construction tax, education surcharges and business tax. Any unpaid amounts are reflected on the combined balance sheets as other taxes payable.

      (l)   Revenues

                           Sales are recognized  when the revenue is realized or
            realizable, and has been earned. In general, revenue is recognized as when risk and title to the product transfers to the customer, which usually occurs at the time shipment is made or as services are rendered.

      (m)   Expenses

                           Expenses  are  recognized  during the period in which
            they are incurred.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

      (n)   Research and development expenses

                           Research and development  expenditures are charged to
            expenses as incurred. Research and development expenses were RMB 180,000 and RMB 4,192,000 for the years ended December 31, 2000 and 2001, respectively.

      (o)   Retirement benefit plans

                           The   Company   contributes   to   various   employee
            retirement benefit plans organized by municipal and provincial governments under which it is required to make monthly contributions to these plans at rates prescribed by the related municipal and provincial governments. The municipal and provincial governments undertake to assume the retirement benefit obligations of all existing and future retired employees of the Company. Contributions to these plans are charged to expense as incurred.

      (p)   New accounting developments

                           In July  2001,  the  Financial  Accounting  Standards
            Board issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. They also issued SFAS No. 143, Accounting for Obligations Associated with the Retirement of Long-Lived Assets, and SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, in August and October 2001, respectively.

                           SFAS  No.  141  requires  all  business  combinations
            initiated after June 30, 2001 be accounted for under the purchase method. SFAS No. 141 supersedes Accounting Principles Board ("APB") Opinion No. 16, Business Combinations, and SFAS No. 38, Accounting for Pre-acquisition Contingencies of Purchased Enterprises, and is effective for all business combinations initiated after June 30, 2001.

                           SFAS No. 142 addresses the financial  accounting  and
            reporting for acquired goodwill and other intangible assets. Under the new rules, the Company is no longer required to amortize goodwill and other intangible assets with indefinite lives, but will be subject to periodic testing for impairment. SFAS No. 142 supersedes APB Opinion No. 17, Intangible Assets. Effective January 1, 2002, the Company will adopt SFAS No. 142 and is evaluating the effect that such adoption may have on its results of operations and financial position. The Company expects that the provisions of SFAS No. 142 will not have a material impact on its results of operations and financial position upon adoption.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


3.    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

      (p)   New accounting developments (continued)

                           SFAS No. 143 establishes accounting standards for the
            recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The Company expects that the provisions of SFAS No. 143 will not have a material impact on its results of operations and financial position upon adoption. The Company plans to adopt SFAS No. 143 effective January 1, 2003.

                           SFAS No. 144  establishes a single  accounting  model
            for the impairment or disposal of long-lived assets, including discontinued operations. SFAS No. 144 superseded SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for
            Long-Lived Assets to Be Disposed Of, and APB Opinion No. 30, Reporting the Results of Operations-- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS No. 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The Company plans to adopt SFAS No. 144 effective January 1, 2002 and does not expect that the adoption will have a material impact on its results of operations and financial position.

                           In November 2002, FIN No. 45, "Guarantor's Accounting
            and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others an interpretation of SFAS No. 5, 57, and 107 and rescission of FASB Interpretation No. 34," was issued. FIN 45 clarifies the requirements of SFAS No. 5, "Accounting for Contingencies," relating to a guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The adoption of the provisions of FIN 45 did not have a material impact on the Company's results of operations, financial position or cash flows.

                           On  January  17,  2003,  FIN  46,  "Consolidation  of
            Variable Interest Entities, an interpretation of ARB 51," was issued. The primary objectives of FIN 46 are to provide guidance on the identification and consolidation of variable interest entities, or VIE's, which are entities for which control is achieved through means other than through voting rights. The Company does not have any VIEs.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


4.    EMPLOYEE COMPENSATION COSTS

                                              Year Ended December 31,
                                                 2000            2001
                                              RMB'000         RMB'000
                                              _______         _______

                  Wages and salaries           20,282          21,543
                  Social security costs         1,819           2,003
                                              _______         _______
                                               22,101          23,546
                                              =======         =======

                  Social security costs represent contributions to funds for staff welfare organized by the municipal and provincial governments including contributions to the retirement benefit plans (see Note 21).

5.    INCOME TAXES

                                              Year Ended December 31,
                                                 2000            2001
                                              RMB'000         RMB'000
                                              _______         _______

                  PRC current tax              10,480          16,149
                  Deferred tax (Note 13)       (2,519)         (5,559)
                                              _______         _______
                                                7,961          10,590
                                              =======         =======

                  In accordance with the relevant PRC income tax rules and regulations, the enacted PRC income tax rate applicable to the Company is 33% for the years ended December 31, 2000 and 2001.

                  The tax on the Company's income before income taxes differs from the theoretical amount that would arise using the basic tax rate in the PRC applicable to the Company as follows:


                                                                         Year Ended December 31,
                                                                            2000            2001
                                                                         RMB'000         RMB'000
                                                                         _______         _______

                  Income before income taxes                              9,518           41,853
                                                                         =======         =======

                  Tax calculated at a tax rate of 33%                     3,141           13,811
                  Impairment loss on valuation (net of tax effects)         428                -
                  Non assessable and non deductible items
                   of income and expenses (net of tax effects)            4,392           (3,221)
                                                                          _______         _______
                  Income taxes                                            7,961           10,590
                                                                          =======         =======

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


6.    CASH AND CASH EQUIVALENTS


                                                                          At December 31,
                                                                         2000             2001
                                                                      RMB'000          RMB'000
                                                                      _______          _______

                  Cash at bank and in hand                             67,631           79,262
                  Certificates of deposit                                 350              250
                                                                      _______          _______
                                                                       67,981           79,512
                                                                      =======          =======


7.    ACCOUNTS RECEIVABLE


                                                                          At December 31,
                                                                         2000             2001
                                                                      RMB'000          RMB'000
                                                                      _______          _______

                  Accounts receivables                                  1,658            2,273
                  Less: Allowance for doubtful accounts                  (369)            (692)
                                                                      _______          _______
                  Accounts receivable, net                              1,289            1,581
                                                                      =======          =======


                                                                       Year Ended December 31,
                                                                         2000             2001
                                                                      RMB'000          RMB'000
                                                                      _______          _______
                  Allowance for doubtful accounts:
                    Balance at beginning of year                            -              369
                    Additions to allowance for doubtful accounts          369              323
                                                                      _______          _______
                    Balance at end of year                                369              692
                                                                      =======          =======


8.    INVENTORY



                                                                          At December 31,
                                                                         2000             2001
                                                                      RMB'000          RMB'000
                                                                      _______          _______

                  Inventory consists of the following:
                     Raw materials                                     38,575           22,093
                     Work-in-progress                                   9,639            8,148
                     Finished goods                                    33,754           41,257
                                                                      _______          _______
                                                                       81,968           71,498
                                                                      =======          =======

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


9.    PREPAID EXPENSES AND OTHER CURRENT ASSETS

                                                        At December 31,
                                                         2000         2001
                                                      RMB'000      RMB'000
                                                      _______      _______

         Other receivables                              9,667        7,998
         Less: Allowance for doubtful accounts         (4,427)      (4,618)
                                                      _______      _______
                                                        5,240        3,380
         Deposits for purchase of raw materials,
          machinery and equipment                      20,087       14,759
         Prepayment for construction work                 888          734
         Prepaid expenses                                 313        7,555
         Other current assets                              35          770
                                                      _______      _______
                                                       26,563       27,198
                                                      =======      =======

10.   PROPERTY, PLANT AND EQUIPMENT



                                                     Machinery
                                                           and        Motor         Land    Construction
                                       Buildings     equipment      vehicle   use rights     in progress         Total
                                       _________     _________      _______   __________    ____________       _______
                                         RMB'000       RMB'000      RMB'000      RMB'000         RMB'000       RMB'000

         Year ended December 30, 2000

         Cost or valuation
           At beginning of the year       42,333        75,453        4,251        6,259         8,264         136,560
           Additions                       1,133         8,225        2,777            -        13,624          25,759
           Transfers                      12,662         1,147            -          671       (14,480)              -
           Disposals and write-offs      (15,022)         (928)      (1,848)           -        (2,920)        (20,718)
           Impairment loss on
            valuation and related
            adjustment                         -          (940)           -            -             -            (940)
                                       _________     _________      _______   __________    ____________       _______

           At end of the year             41,106        82,957        5,180        6,930         4,488         140,661
                                       _________     _________      _______   __________    ____________       _______

         Accumulated depreciation
           At beginning of the year        4,084        27,013        2,675            -             -          33,772
           Depreciation                    1,389        15,675          786          124             -          17,974
           Disposal and write-offs             -          (226)      (1,205)           -             -          (1,431)
           Impairment loss on
            valuation and related
            adjustment                         -           194                         -             -             194
                                       _________     _________      _______   __________    ____________       _______

           At end of the year              5,473        42,656        2,256          124             -          50,509
                                       _________     _________      _______   __________    ____________       _______

         Net book value
           At end of the year             35,633        40,301        2,924        6,806         4,488          90,152
                                      ==========     =========      =======   ==========    ============       =======

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


10.      PROPERTY, PLANT AND EQUIPMENT (CONTINUED)



                                                     Machinery
                                                           and        Motor         Land    Construction
                                       Buildings     equipment      vehicle   use rights     in progress         Total
                                       _________     _________      _______   __________    ____________       _______
                                         RMB'000       RMB'000      RMB'000      RMB'000         RMB'000       RMB'000

         Year ended December 31, 2001

         Cost or valuation
           At beginning of the year       41,106        82,957        5,180        6,930         4,488         140,661
           Additions                       7,833        11,740          727            -        21,868          42,168
           Transfers                           -           293            -            -          (293)              -
           Disposals and write-offs            -        (1,510)        (560)           -        (2,473)         (4,543)
                                       _________     _________      _______   __________    ____________       _______

           At end of the year             48,939        93,480        5,347        6,930        23,590         178,286
                                       _________     _________      _______   __________    ____________       _______

         Accumulated depreciation
           At beginning of the year        5,473        42,656        2,256          124             -          50,509
           Depreciation                    1,549        13,455          860           90             -          15,954
           Disposal and write-offs             -          (636)        (482)           -             -          (1,118)
                                       _________     _________      _______   __________    ____________       _______

           At end of the year              7,022        55,475        2,634          214             -          65,345
                                       _________     _________      _______   __________    ____________       _______

         Net book value
           At end of the year             41,917        38,005        2,713        6,716        23,590         112,941
                                       =========     =========      =======   ==========    ============      ========


                  Land use rights and buildings are located in the PRC, where private ownership of land is not allowed. Rather, entities acquire the rights to use land for a designated term. As of December 31, 2001, the Company had rights to use five parcels of land for periods ranging from 40 to 51 years up to 2041 to 2052.

                  Repair and maintenance costs were RMB 880,000 and RMB 1,456,000 for the years ended December 31, 2000 and 2001, respectively.

                  In accordance with the PRC regulations Petrochemical Company and Agrochemical Company, a valuation of the property, plant and equipment and other assets and liabilities (also referred to as "revaluation") was carried out as of September 30, 2000 by a firm of independent valuers registered in the PRC. The revaluation identified certain property, plant and equipment acquired during the year ended December 31, 2000 and with a net carrying value in excess of the appraised value of RMB 1,134,000, which, was recorded as an expense for the year ended December 31, 2000. The valuation was performed in order to determine the fair value of the net assets of Petrochemical Company and Agrochemical Company and establish the corresponding adjustments to paid in capital and capital reserve in accordance with regulations in the PRC. The valuation was based on depreciated replacement costs, which will be carried out as and when necessary in the PRC.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


11.      INVESTMENT IN AN EQUITY AFFILIATE



                                                              At December 31,
                                                            2000                    2001
                                                         RMB'000                 RMB'000
                                                         _______                 _______

         Investment in an equity affiliate, at cost       21,100                  21,100
                                                         =======                 =======


                  Details of the equity affiliate are as follows:


                                        Country of                             Equity
                                       establishment        Registered        interest       Principal
                  Name of company      And operation         capital            held        Activities
                  _______________      _____________      ______________      ________    ______________

                  Shandong Jingbo      The People's       RMB 50,000,000        42.2%     Production and
                  Thermoelectrical     Republic                                           sales of
                  Company  Limited     of China                                           electrical
                                                                                          power and heat


                  Shandong Jingbo Thermoelectrical Company Limited has not commenced operation as at December 31, 2001 however, operations did commenced in 2002.

12.      INTANGIBLE AND OTHER ASSETS

         Intangible and other assets consist of the following at December 31:



                                                 2000                                      2001
                                __________________________________        ___________________________________
                                          Accumulated                               Accumulated
                                   Cost  Amortization          Net           Cost  Amortization           Net
                                _______  ____________      _______        _______  ____________       _______
                                RMB'000       RMB'000      RMB'000        RMB'000       RMB'000       RMB'000

         Trademark                3,838          (145)       3,693          3,838          (572)        3,266
         Other intangibles        1,198           (11)       1,187          1,198          (144)        1,054
                                _______  ____________      _______        _______  ____________       _______
         Intangible assets        5,036          (156)       4,880          5,036          (716)        4,320
         Other assets               800           (16)         784            800           (32)          768
                                _______  ____________      _______        _______  ____________       _______
                                  5,836          (172)       5,664          5,836          (748)        5,088
                                =======  ============  ===========   ============   ===========    ==========


                  Amortization on intangible assets was RMB 647,000 and RMB 559,000 for the years ended December 31, 2000 and 2001, respectively.

                  Other assets represented long-term prepaid advertising.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


13.      DEFERRED INCOME TAX ASSETS AND LIABILITIES

                  Deferred income taxes are calculated on temporary difference under the liability method using a principal tax rate of 33%.

                   The movements in the deferred income tax assets and liabilities account are as follows:

                                                        Year Ended December 31,
                                                           2000         2001
                                                        _______      _______
                                                        RMB'000      RMB'000

         At beginning of year                            (2,733)       (214)
         Income statement credit                          2,519       5,559
                                                        _______      _______

         At end of year                                    (214)      5,345
                                                        =======      =======

14.      SHORT-TERM DEBTS

                                                          At December 31,
                                                           2000         2001
                                                        _______      _______
                                                        RMB'000      RMB'000

         Bank loans                                      28,350       61,350
         Other borrowings from unrelated parties            500          500
                                                         _______      _______

                                                         28,850       61,850
                                                         ======       ======

                  Bank loans are secured by the Company's property, plant and equipment with net book value of RMB 41,361,000, and bear interest at prevailing lending rates in the PRC ranging from 5.58% to 5.85% and 5.24% to 5.85% per annum for the years ended December 31, 2000 and 2001 respectively. All bank loans have maturities within one year.

                  Other borrowings from unrelated parties are unsecured and bear interest at bank rate in the PRC ranging from 5.58% to 5.85% and 5.24% to 5.85% per annum for the years ended December 31, 2000 and 2001 respectively.





           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


15.      ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                                            At December 31,
                                                                            2000         2001
                                                                         _______      _______
                                                                         RMB'000      RMB'000

         Trade payables                                                   28,403       20,683
         Salaries and welfare payable                                      4,744        8,085
         Accrued expenses                                                    173        1,783
         Dividends payable by a subsidiary to minority shareholders            -          956
         Interest payable                                                  2,498        3,040
         Payables for construction-in-progress                             9,787        5,293
         Deposits received from staff                                      4,387        4,600
         Deposits from customers                                          13,971        3,266
         Provisions                                                        8,525        8,525
         Others                                                            8,338        5,844
                                                                         _______      _______

                                                                          80,826       62,075
                                                                         =======      =======

16.   OTHER TAXES PAYABLE

                  Details of other taxes payable are as follow:

                                                                              At December 31,
                                                                            2000         2001
                                                                         _______      _______
                                                                         RMB'000      RMB'000

         Value-added tax                                                  45,682       46,774
         Consumption tax                                                  77,545       84,340
         Surtaxes                                                          3,987        6,212
         Withholding tax                                                     127        3,334
                                                                         _______      _______

                                                                         127,341      140,660
                                                                         =======      =======

(a)   Value-Added Tax ("VAT")

                  The Company is subject to VAT, which is levied at the general rates of 6% to 17% on gross sales of the Company's products. An input credit is available whereby VAT paid on the purchases of semi-finished products or raw materials can be used to offset the VAT on sales to determine the net VAT payable.

                  VAT payable at December 31, 2000 and 2001 included brought forward balances of RMB 45,186,000 and RMB 45,110,000, respectively, from previous years, as the PRC authority has not requested payment of these outstanding amounts.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


16.      OTHER TAXES PAYABLE (CONTINUED)

         (b)   Consumption Tax ("CT")

                  The Company is subject to CT at fixed rates of RMB 277.6 per ton and RMB 117.6 per ton for domestic sales of gasoline and diesel oil, respectively.

                  CT payable at December 31, 2000 and 2001 included brought forward balances of RMB 62,341,000 and RMB 77,542,000, respectively, from previous years, as the PRC authority has not requested payment of these outstanding amounts.

         (c)   Surtaxes

                  The Company is subject to the following surtaxes:

                     - Urban Construction Tax levied at 5% of CT and net VAT
                       payable;
                     - Education Surcharges levied at 3% of CT and net VAT
                       payable.
                     - Property Tax levied at 1.2% of the cost of property
                       constructed.

         (d)   Withholding taxes

                  The Company is required to withhold personal income tax in respect of dividends paid to individual equity holders and business tax in respect of payments to contractors for construction services.

17.      PAID IN CAPITAL

                  Paid in capital represents the combined registered and paid up capital of Petrochemical Company and Lu Nong Chemical Company.

                  During fiscal year 2001, the Company declared RMB 25,375,000 in dividends and paid RMB 7,221,000. As of December 31, 2001, the Company has dividends payable totaling RMB 18,154,000.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


18.      STATUTORY COMMON FUNDS


                                                   Statutory         Statutory
                                                      common            common
                                                reserve fund      welfare fund        Total
                                                ____________      ____________      _______
                                                     RMB'000           RMB'000      RMB'000

         Balance at January 1, 2000                        -                 -            -
         Transfer from accumulated deficit
           to reserves                                   172                86          258
         Transfer from accumulated deficit
           to reserves by a subsidiary                     3                 1            4
                                                ____________      ____________      _______
         Balance at December 31, 2000                    175                87          262
         Transfer from accumulated deficit
           to reserves                                 2,600             1,301        3,901
         Transfer from accumulated deficit
           To reserves by a subsidiary                   368               184          552
                                                ____________      ____________      _______

         Balance at December 31, 2001                  3,143             1,572        4,715
                                                ============      ============      =======


         (a) Pursuant to PRC regulations and the Company's Articles of Organization, the Company is required to transfer 10% of its net income, as determined under the PRC accounting regulations, to a statutory common reserve fund until such fund equals 50% of the Company's registered capital. The transfer to this reserve must be made prior to any distribution of dividends to the Company's shareholders.

                  The statutory common reserve fund shall only be used to makeup for previous years' losses, to expand the Company's production operations, or to increase the capital of the Company. Additionally, the Company may convert its statutory common reserve fund into capital and issue bonus capital to existing shareholders in proportion to their original shareholdings, provided approval by a resolution of shareholders' general meeting and the balance of the reserve fund after such issue is not less than 25% of the registered capital.

         (b) Pursuant to the PRC regulations and the Company's Articles of Organization, the Company is required to transfer 5% to 10% of its net income, as determined under the PRC accounting regulations, to the statutory common welfare fund. This fund can only be used to provide staff welfare facilities and other collective benefits to the Company's employees. This fund is non-distributable other than in liquidation. The Company currently transfers 5% of the net income, as provided under the PRC accounting regulations, for the years ended December 31, 2000 and 2001 to the statutory common welfare fund.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


19.   COMMITMENTS

         (a)   Operating lease commitments

                           Under a lease agreement, the Company has committed to
                  pay determined rental to a PRC government for the period from July 1996 to 2010. Future minimum lease payments as of December 31, 2000 and 2001 under these arrangements are analyzed as follows:

                                                             2000         2001
                                                          _______      _______
                                                          RMB'000      RMB'000

                  - first year after 2000 and 2001             61           67
                  - second year after 2000 and 2001            67           74
                  - third year after 2000 and 2001             74           81
                  - fourth year after 2000 and 2001            81           90
                  - fifth year after 2000 and 2001             90           98
                  - thereafter                                601          503
                                                          _______      _______

                                                              974          913
                                                          =======      =======

                           Operating lease expenses approximated RMB 56,000 and
                  RMB 61,000 for the years ended December 31, 2000 and 2001, respectively.

         (b)   Capital commitments

                           For the years ended December 31, 2000 and 2001, the
                  Company entered into various construction contracts. As of December 31, 2000 and 2001, remaining commitments related to these construction contracts approximated RMB 4,379,000 and RMB 3,641,000, respectively.

20.      RELATED PARTY TRANSACTIONS

                  Parties are considered to be related if they are subject to common control or common significant influence, common ownership, direct or indirect ownership between parties, or transactions with employees.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


20.      RELATED PARTY TRANSACTIONS (CONTINUED)


                  The Company's significant related party transactions affecting the results of operations are as follows:



                                                                         Year Ended December 31,
                                                                             2000         2001
                                                                          RMB'000      RMB'000
                                                                          _______      _______
                  Purchase of material from Shandong Jingbo
                    Printing Limited                                          239        1,030
                                                                          =======      =======

                  Services received from Shandong Jingbo
                    Thermoelectrical Company Limited                            -          158
                                                                          =======      =======

                  Interest income earned from short-term
                    advances to Shandong Jingbo
                    Thermoelectrical Company Limited                            -          192
                                                                          =======      =======

                  Interest expenses paid to loans from
                    Shareholders                                               61          367
                                                                          =======      =======


                  Due from/to related parties as of December 31, 2000 and 2001 are as follow:

                                                                               At December 31,
                                                                             2000         2001
                                                                          RMB'000      RMB'000
                                                                          _______      _______
                  Due from related parties
                    Employee advances                                         803        2,644
                    Shandong Jingbo Thermoelectrical Company Limited        3,537       28,153
                                                                          _______      _______
                    Total due from related parties                          4,340       30,797
                                                                          =======      =======

                  Due to related parties:
                    Loans from shareholders                                10,000       12,312
                    Loans from employees                                   21,459       22,021
                                                                          _______      _______
                    Total due to related parties                           31,459       34,333
                                                                          =======      =======


                  Amounts due from related parties are interest free, unsecured and without predetermined repayment terms.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


20.      RELATED PARTY TRANSACTIONS (CONTINUED)

                  Amounts due to shareholders are interest free, unsecured and without predetermined repayment terms.

                  Amounts due to employees are unsecured, interest bearing at 7.2% per annum and without predetermined repayment terms.

21.      RETIREMENT PLAN

                  As stipulated by the regulations of the PRC government, the Company operates a defined contribution retirement plans for their employees. The PRC government is responsible for the pension liability to these retired employees. The Company is required to make specified contributions to the state-sponsored retirement plan at 20% of the basic salary cost of their employees. Employees of the PRC companies are required to contribute 6% and 5% of their basic salary for the years ended December 31, 2001 and 2000 respectively, with the maximum amount of contribution of 8%. For the years ended December 31, 2000 and 2001, contributions made by the Company approximated RMB 765,415 and RMB 1,050,000, respectively.

22.      SEGMENT FINANCIAL INFORMATION

                  The Company is engaged in two business segments, namely, petrochemical and agrochemical.

         DESCRIPTION OF PRODUCTS BY SEGMENT

                  The petrochemical segment is engaged in the manufacturing and sales of petrochemical products in the PRC.

                  The agrochemical segment is engaged in the manufacturing and sales of agricultural chemical products in the PRC.

                  All assets and operations of the Company are located in the PRC, which is considered as one geographic location in an economic environment with similar risks and returns.

         MEASUREMENT OF SEGMENT INCOME OR LOSS AND SEGMENT ASSETS

                  The Company evaluates performance and allocates resources based on results from operations. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. Inter-segment sales and transfers between reportable segments are not material for any periods presented.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


22.      SEGMENT INFORMATION (CONTINUED)

         FACTORS MANAGEMENT USED TO IDENTIFY THE COMPANY'S REPORTABLE SEGMENTS

                  The Company's reportable segments are business units that offer different products.

         OPERATING SEGMENT INFORMATION


                                                                 Year ended December 31
                                                                 ______________________
                                                                    2000           2001
                                                                 _______        _______
                                                                 RMB'000        RMB'000

         Net sales:
            Petrochemical
               Net sales to unaffiliated customers               530,478        481,509
                                                                 _______        _______

            Agrochemical
               Net sales to unaffiliated customers                27,001         27,813
                                                                 _______        _______

         Total consolidated net sales                            557,479        509,322
                                                                 =======        =======

         Depreciation, depletion and amortization expenses:
            Petrochemical                                         16,930         14,461
            Agrochemical                                           1,707          2,070
                                                                 _______        _______

         Total consolidated depreciation, depletion
          and amortization expenses                               18,637         16,531
                                                                 =======        =======

         Segment income/(loss):
            Petrochemical                                         14,967         35,775
            Agrochemical                                          (5,254)         7,666
                                                                 _______        _______

         Total segment income                                      9,713         43,441

         Reconciling items:
            Corporate income/(expenses)                              (16)         1,452
            Interest income                                        1,453          1,781
            Interest expenses                                     (1,632)        (4,821)
                                                                 _______        _______

         Total consolidated income before income taxes             9,518         41,853
                                                                 =======        =======

         Segment assets:
            Petrochemical                                        248,091        288,422
            Agrochemical                                          50,966         66,638
                                                                 _______        _______

         Total consolidated assets                               299,057        355,060
                                                                 =======        =======


          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                 (EXPRESSED IN RENMINBI UNLESS OTHERWISE STATED)


22.      SEGMENT INFORMATION (CONTINUED)



         Expenditure for additions to long-lived assets:
            Petrochemical                                                             20,932      30,564
            Agrochemical                                                               4,827      11,604
                                                                                      ______      ______

         Total consolidated expenditure for
            additions to long-lived assets                                            25,759      42,168
                                                                                      ======      ======


                  Long-lived assets of reportable segments and corporate assets consisted of property, plant and equipment located in the PRC.

         MAJOR CUSTOMERS

                  Major customers of the Company with sales exceeding 10% of the total consolidated net sales are as follows.


                                                                                    Year ended December 31
                                                                                    ______________________
                                                                                        2000        2001
                                                                                      ______      ______

                  Shendian Electric Industrial Holdings Limited                       11.35%           -
                                                                                      ======      ======
                  Shandong Haihua Holdings Company Limited                                 -      17.77%
                                                                                      ======      ======


23.      SUBSEQUENT EVENTS

         (a) On April 5, 2002, Lu Nong Chemical Company transferred its assets and liabilities and business to Agrochemical Company and was de-registered thereafter. On the same date, Agrochemical Company returned to Petrochemical Company all the capital it had contributed and ceased to be a subsidiary of the Company.

         (b) On December 31, 2002, Petrochemical Company and Agrochemical Company reorganized whereby operational assets and liabilities of both companies were transferred to Jingbo Chemical (Bo
                  Xing) Company Limited ("Boxing"), a newly formed foreign direct-owned company in the PRC. Concurrently, AP Henderson Ventures ("Ventures"), a newly formed Nevada corporation, acquired the outstanding capital of Boxing in exchange for 10,000 shares of Ventures' common stock. On January 15, 2003, Ventures completed a reverse acquisition with Magnolia Ventures, Inc. ("Magnolia"), a publicly traded non-operational Nevada corporation, pursuant to which Magnolia acquired all of the outstanding shares of Ventures capital stock in exchange for a controlling interest of Magnolia. The accounting for these transactions are identical to that resulting from a reverse-acquisition, except that no goodwill or other intangible assets shall be recorded. Accordingly, the financial statements of Magnolia will be the historical financial statements of Boxing, formerly the operations of Petrochemical Company and Agrochemical Company.

                  In January 2003, Magnolia changed its name to AP Henderson Group and effectuated a 1.875 for one stock split of its outstanding shares of common stock.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                             COMBINED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 2002
                                  (UNAUDITED)



                                                      RMB'000            US$'000
                                                      _______            _______
ASSETS
Current assets
    Cash and cash equivalents                         164,120             19,828
    Accounts receivable, net                           17,138              2,071
    Due from related parties                           41,967              5,070
    Inventory                                          48,216              5,825
    Prepaid expenses and other current assets         115,443             13,947
                                                      _______            _______
      Total current assets                            386,884             46,741

Property, plant and equipment, net                    165,189             19,957
Investment in an equity affiliate                      21,234              2,565
Intangible and other assets, net                        4,657                563
                                                      _______            _______
      Total assets                                    577,964             69,826
                                                      =======            =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued liabilities          112,710             13,616
    Short-term debts                                    5,010                605
    Due to related parties                             41,959              5,069
    Dividends payable                                   4,891                591
    Income taxes payable                                4,831                584
    Other taxes payable                               151,047             18,249
                                                      _______            _______
      Total current liabilities                       320,448             38,714
                                                      _______            _______
Long-term debts                                       190,838             23,056
                                                      _______            _______
      Total liabilities                               511,286             61,770

Minority interest                                           -                  -
                                                      _______            _______
Shareholders' equity
    Paid-in capital                                    48,712              5,885
    Retained earnings                                  14,059              1,699
    Statutory common funds                              3,907                472
                                                      _______            _______
      Total shareholders' equity                       66,678              8,056
                                                      _______            _______
      Total liabilities and shareholders' equity      577,964             69,826
                                                      =======            =======


                See accompanying notes to financial statements.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                          COMBINED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)



                                                      RMB'000           US$'000
                                                      _______           _______
REVENUES
    Sales and other operating revenues                718,355            86,787

OPERATING EXPENSES
    Purchases, services and other                     598,192            72,270
    Employee compensation costs                        10,175             1,229
    Depreciation, depletion and amortization           10,604             1,281
    Selling, general and administrative expenses        9,786             1,182
    Taxes other than income taxes                      41,532             5,018
    Other (income) expense, net                        (5,225)             (631)
                                                      _______           _______
      Total operating expenses                        665,064            80,349
                                                      _______           _______

        Income from operations                         53,291             6,438

OTHER INCOME (EXPENSE)
    Interest income                                       810                98
    Interest expense                                   (6,426)             (776)
                                                      _______           _______
      Total other income (expense)                     (5,616)             (678)
    Loss from equity affiliate                           (466)              (56)
                                                      _______           _______
        Income before income taxes and
           minority interests                          47,209             5,704
    Income taxes                                       14,170             1,712
                                                      _______           _______
        Income before minority interests               33,039             3,992
    Loss applicable to minority interests                (829)             (100)
                                                      _______           _______

        Net income                                     32,210             3,892
                                                      =======           =======


                See accompanying notes to financial statements.



           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
             COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                                      Statutory
                                         Paid-In      Accumulated       Common
                                         Capital        Deficit         Funds           Total
                                         RMB'000        RMB'000        RMB'000        RMB'000
                                         _______      ___________      _________      _______

Balance at December 31, 2001              47,051        (18,827)        4,715          32,939
Net income for the period ended
September 30, 2002                             -         32,210             -          32,210
Combination of Shandong Jingbo
Agrochemical Company Limited              15,115         (2,213)            -          12,902
Contribution of Shandong Bo Xing
Lunong Chemical Company Limited
assets and liabilities                   (13,454)         3,431          (808)        (10,831)
Dividend                                       -           (542)            -            (542)
                                         _______      ___________      _________      _______
Balance at December 31, 2001              48,712         14,059         3,907          66,678
                                         =======      ===========      =========      =======

Balance at December 31, 2001 in US$        5,885          1,699           472           8,056
                                         =======      ===========      =========      =======




                See accompanying notes to financial statements.



           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                        COMBINED STATEMENTS OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                                 RMB'000      US$'000
                                                                 _______      _______

CASH FLOW FROM OPERATING ACTIVITIES
    Net income                                                    32,210        3,891
    Adjustments to reconcile net income to net
      cash provided by operating activities:
      Depreciation                                                10,604        1,281
      Disposal and write-off property, plant and equipment            49            6
      Gain on disposal of subsidiary                              (1,263)        (153)
    Changes in operating assets and liabilities:                                    -
      Change in accounts receivable                              (15,557)      (1,880)
      Change in inventory                                         23,282        2,813
      Change in prepaid expenses and other current assets        (88,245)     (10,660)
      Change in accounts payable and accrued liabilities          50,635        6,117
      Change in income tax liabilities                             2,295          277
      Change in dividends payable                                 10,387        1,255
      Change in other taxes payable                                5,345          646
      Change in deferred taxes                                    (3,544)        (428)
                                                                 _______      _______
        Net cash provided by operating activities                 26,198        3,165
                                                                 _______      _______

CASH FLOW FROM INVESTING ACTIVITIES
    Purchases of property, plant and equipment                   (62,501)      (7,551)
    Acquisition of long-term investments                            (134)         (16)
    Proceeds from disposal of property, plant and equipment           31            4
                                                                 _______      _______
        Net cash used in investing activities                    (62,604)      (7,563)
                                                                 _______      _______

CASH FLOW FROM FINANCING ACTIVITIES
    Dividends paid                                               (12,984)      (1,569)
    Proceeds from short-term debt                                 14,352        1,734
    Proceeds from long-term debt                                 195,348       23,601
    Payments on short-term debt                                  (71,192)      (8,601)
    Payments on long-term debt                                    (4,510)        (545)
                                                                 _______      _______
        Net cash provided by financing activities                121,014       14,620
                                                                 _______      _______

Net change in cash and cash equivalents                           84,608       10,222
Cash and cash equivalents, beginning of year                      79,512        9,606
                                                                 _______      _______

Cash and cash equivalents, end of the year                       164,120       19,828
                                                                 =======      =======


                See accompanying notes to financial statements.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


1.       Background, organization and nature of operations

                  The accompanying combined financial statements include the accounts of Shandong Jingbo Petrochemical Company Limited, Shandong Boxing Lunong Chemical Company Limited and Shandong Jingbo Agrochemical Company Limited. Such combined group is collectively referred to as Shandong Jingbo Petrochemical Company Limited and Affiliate (hereafter referred to as the "Company"). The combined financial statements have been presented on a combined basis due to common management and ownership. These entities are expected to be subject to a business combination. All intercompany balances and transactions have been eliminated in combination.

                  Shandong Jingbo Petrochemical Company Limited ("Petrochemical Company") was established in September 1988 as a State Owned Enterprise in the Shandong Province of the People's Republic of China (the "PRC"). In September 2000, Petrochemical Company restructured its capital structure to a limited liability company. Petrochemical Company is principally engaged in the manufacturing and distribution of petrochemical products in the PRC.

                  Shandong Jingbo Agrochemical Company Limited ("Agrochemical Company") was established in February 1997 in the Shandong Province of the PRC as a limited liability company. Agrochemical Company is principally engaged in the manufacturing and distribution of agricultural insecticide and chemicals. The capital structure of Agrochemical Company was reorganized in September 2000 and April 2001, whereby as of December 31, 2001, Petrochemical Company held approximately 57% ownership interest. Accordingly, Agrochemical Company was a subsidiary of Petrochemical Company and has been consolidated in the accompanying combined financial statements up through April 5, 2002. On April 5, 2002, Company returned all of its capital contributed by Petrochemical Company to them and ceased to be a subsidiary of Petrochemical Company ("de-consolidation").

                  Shandong Bo Xing Lu Nong Chemical Company Limited ("Lunong Chemical Company") was established in April 2000 in the Shandong Province of the PRC as a limited liability company. Lunong Chemical Company was principally engaged in the manufacture of agricultural insecticide primarily for Agrochemical Company. On April 5, 2002, Lunong Chemical Company transferred its assets, liabilities and business to Agrochemical Company and ceased to operate as a separate limited liability company ("de-registration").

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


1.       BACKGROUND, ORGANIZATION AND NATURE OF OPERATIONS (continued)

         The Company is subject to, among others, the following operating risks:

         (a)   Country risk

                    As all of the Company's operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies operating in the United States of America. These risks include, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

                    In addition,  all of the Company's revenue is denominated in the PRC's currency of Renminbi ("RMB"), which must be converted into other currencies before remittance out of the PRC. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require approval of the PRC government.

         (b)   Credit risk

                    The carrying amounts of accounts  receivable included in the balance sheets represent the Company's exposure to credit risk in relation to its financial assets. No other financial assets carry a significant exposure to credit risk.

                    The Company  performs  ongoing  credit  evaluations  of each customer's financial condition. It maintains allowances for doubtful accounts and such allowances in the aggregate have not exceeded management's estimations.

         (c)   Interest rate risk

                    The  Company is exposed to the risk  arising  from  changing interest rates, which may affect the ability of repayment of existing debts and viability of securing future debt instruments within the PRC.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


2.       BASIS OF PRESENTATION

                  The financial statements are presented on the combined basis and have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"). The combined financial statements include the financial statements of Lunong Chemical Company for the period from January 1, 2002 through April 5, 2002 (date of de-registration and transfer of its assets, liabilities and operations to Agrochemical Company); consolidated financial statements of Petrochemical Company and its subsidiary, Agrochemical Company for the period from January 1, 2002 through April 5, 2002 (date of de-consolidation); and the financial statements of Agrochemical Company from April 6, 2002 through September 30, 2002.

                  The combined financial statements are expressed in Renminbi ("RMB"), the national currency of the PRC. Solely for the convenience of the reader, the September 30, 2002 financial statements have been converted into United States dollars at the noon buying rate in New York City on September 30, 2002 for cable transfers in Renminbi as certified for customs purposes by the Federal Reserve Bank of New York of US$1.00 = RMB 8.2772. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at that rate or at any other certain rate on September 30, 2002, or at any other date and accordingly no currency conversion gain or loss are reflected as a result of this translation.

                  The preparation of the combined financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates.

3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

         (a)   Basis of consolidation

                    The combined  financial  statements include the consolidated financial statements of the Petrochemical Company and its subsidiary. The results of operations of its subsidiary are included in the combined statements of income, and the portion attributable to minority interests is excluded from the combined income from operations and reported separately as income applicable to minority interest on the combined statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)      Definition of fiscal year

                    The Company's fiscal year end is December 31.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         (c)   Investment in an equity affiliate

                    Investment in an affiliated  entity in which the Company has the ability to exercise significant influence, but not control, and generally is an ownership interest of the investee's voting capital between 20% and 50%, are accounted for under the equity method of accounting. Accordingly, under the equity method of accounting, the Company's shares of the investee's earnings or losses are included in the consolidated statements of income.

         (d)   Foreign currency translation

                    The functional  currency of the Company is Renminbi ("RMB").
               Transactions denominated in foreign currencies are translated into RMB at the unified exchange rates quoted by the People's Bank of China prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable unified exchange rates prevailing at the balance sheet dates. The resulting exchange differences are included in the determination of income.

                    The  Company did not enter into any hedge  contracts  during any of the periods presented. No foreign currency exchange gains or losses were capitalized for any periods presented.

         (e)   Fair value of financial instruments

                    The  carrying  amounts  for  the  Company's  cash  and  cash equivalents, accounts receivable, due to/from related parties, accounts payable and accrued liabilities, income taxes payable, other taxes payable, deferred tax assets/liabilities and short-term debts approximate fair value due to the short-term maturity of these instruments. The fair value recognition for long-term debts is disclosed in Note 17.

                    The Company had no derivative  financial  instruments in any of the years presented.

         (f)   Property, plant and equipment

                    Property, plant and equipment are initially recorded at cost less accumulated depreciation, depletion and amortization. Cost represents the purchase price of the asset and other costs incurred to bring the asset into existing use.

                    Depreciation,  depletion and  amortization  to write-off the cost of each asset to their residual values over their estimated useful lives are calculated using the straight-line method.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         (f)   Property, plant and equipment (continued)

                    The   Company   uses  the   following   useful   lives   for
               depreciation, depletion and amortization purposes:

               Land use rights     over the land use right period of 27-50 years
               Buildings                                             25-40 years
               Plant and machinery                                    3-30 years
               Equipment and motor vehicles                           5-15 years

                    No  depreciation  is provided for  construction  in progress until they are completed and put in use. Interest and other costs on borrowings to finance the construction of property, plant and equipment are capitalized during the period of time that is required to complete and prepare the property for its intended use.

                    The Company  accounts for  property,  plant and equipment in accordance with Statement of Financial Accounting Standard ("SFAS") No.121, "Accounting for the Impairment of Long-lived Assets to be Disposed of" which requires impairment loss to be recognized on the long-lived assets when the sum of expected future cash flows (undiscounted and without interest charges) resulted from the use of the asset and its eventual disposition is less than the carrying amount of the asset. Otherwise, an impairment loss is not recognized. Measurement of the impairment loss for long-lived assets is based on the fair value of the assets.

                    Gains  and  losses  on  disposal  of  property,   plant  and
               equipment are determined by reference to their carrying amounts.

                    Costs for planned major  maintenance  activities,  primarily related to refinery turnarounds, are expensed as incurred except for costs of components that result in improvements and betterments which are capitalized as part of property, plant and equipment and depreciated over their useful lives, which is generally the period until the next scheduled major maintenance.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         (g)   Intangible assets

                    Acquisition costs on patents, trademarks, licenses and other intangibles are capitalized and amortized using the straight-line method over their useful lives, generally over 3 to 10 years. The Company does not capitalize internally generated intangible assets. The carrying amount of each intangible asset is reviewed annually and adjusted for impairment where it is considered necessary. An impairment loss is recognized whenever the carrying amount of an asset exceeds its recoverable amount. Events and circumstances that would trigger an impairment assessment include a significant decrease in the market value of an asset, a significant change in the manner or extent that an asset is used including a decision to abandon acquired products, services or technologies, a significant adverse change in operations or business climate affecting the asset, and historical operating or cash flow losses expected to continue for the foreseeable future associated with the asset. An asset is considered impaired when the undiscounted cash flows projected to be generated from the asset over its remaining useful life is less than the recorded amount of that asset. Impairment losses are measured based on the difference between the asset's fair value and carrying amount and is recorded as impairment write-downs in the consolidated statements of operations in the period that an indicator of impairment arises. Measurement of fair value is based on estimated expected future cash flows, including terminal value cash flows expected to result from the disposition of the asset at the end of its useful life, discounted at our weighted average cost of capital. Weighted average cost of capital is based on historical risk premiums required by investors for companies of our size, industry and capital structure and includes risk factors specific to us. In some instances, the measurement of fair value includes a factor, if appropriate, for market comparables, representing our estimate of the value that a buyer is willing to pay for similar assets in terms of products and services, customer base, risks and earnings capabilities.

         (h)   Inventory

                    Inventory  is stated  at the lower of cost or market  value.
               The method of determining cost is used consistently from year to year at each entity level and varies among first-in-first-out and weighted average cost.

         (i)   Accounts receivable

                    Accounts receivable are carried at original invoiced amounts less any allowance for doubtful accounts. Such allowance provision for accounts receivable is established if there is an uncertainty that the Company will be unable to collect such amounts.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         (j)   Cash and cash equivalents

                    Cash and  cash  equivalents  include  interest  bearing  and non-interest bearing bank deposits, money market accounts, short-term certificates of deposit with original maturities of three months or less.

         (k)   Income taxes

                    The  Company is  subject  to PRC  income  taxes on an entity basis on income arising in or derived from the tax jurisdiction in which they operate.

                    For the nine months ended  September  30,  2002,  all of the
               Company's income was generated in the PRC, which was subject to PRC income taxes at 33% (30% state income tax and 3% local income tax).

                    The Company accounts for its income taxes in accordance with
               Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax credit carryforwards available. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                    The Company also incurs  various other taxes,  which are not income taxes. Taxes other than income taxes, which arise from operating expenses, primarily comprised of consumption tax, resource tax, urban construction tax, education surcharges and business tax. Any unpaid amounts are reflected on the combined balance sheets as other taxes payable.

         (l)   Revenues

                    Sales  are  recognized  when  the  revenue  is  realized  or realizable, and has been earned. In general, revenue is recognized as when risk and title to the product transfers to the customer, which usually occurs at the time shipment is made or as services are rendered.

         (m)   Expenses

                    Expenses are recognized  during the period in which they are incurred.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         (n)   Research and development expenses

                    Research  and  development   expenditures   are  charged  to
               expenses as incurred. Research and development expenses were RMB 2,917,000 for the nine months ended September 30, 2002.

         (o)   Retirement benefit plans

                    The  Company  contributes  to  various  employee  retirement benefit plans organized by municipal and provincial governments under which it is required to make monthly contributions to these plans at rates prescribed by the related municipal and provincial governments. The municipal and provincial governments undertake to assume the retirement benefit obligations of all existing and future retired employees of the Company. Contributions to these plans are charged to expense as incurred.

         (p)   New accounting developments

                    In July  2001,  the  Financial  Accounting  Standards  Board
               issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. They also issued SFAS No. 143, Accounting for Obligations Associated with the Retirement of Long-Lived Assets, and SFAS No. 144, Accounting for the
               Impairment or Disposal of Long-Lived Assets, in August and October 2001, respectively.

                    SFAS No. 141 requires all  business  combinations  initiated after June 30, 2001 be accounted for under the purchase method. SFAS No. 141 supersedes Accounting Principles Board ("APB") Opinion No. 16, Business Combinations, and SFAS No. 38, Accounting for Pre-acquisition Contingencies of Purchased Enterprises, and is effective for all business combinations initiated after June 30, 2001.

                    SFAS  No.  142  addresses  the  financial   accounting   and
               reporting for acquired goodwill and other intangible assets. Under the new rules, the Company is no longer required to amortize goodwill and other intangible assets with indefinite lives, but will be subject to periodic testing for impairment. SFAS No. 142 supersedes APB Opinion No. 17, Intangible Assets. Effective January 1, 2002, the Company will adopt SFAS No. 142 and is evaluating the effect that such adoption may have on its results of operations and financial position. The Company expects that the provisions of SFAS No. 142 will not have a material impact on its results of operations and financial position upon adoption.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


3.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (continued)

         (p)   New accounting developments (continued)

                    SFAS  No.  143  establishes  accounting  standards  for  the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The Company expects that the provisions of SFAS No. 143 will not have a material impact on its results of operations and financial position upon adoption. The Company plans to adopt SFAS No. 143 effective January 1, 2003.

                    SFAS No. 144 establishes a single  accounting  model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS No. 144 superseded SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for
               Long-Lived Assets to Be Disposed Of, and APB Opinion No. 30, Reporting the Results of Operations-- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS No. 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The Company plans to adopt SFAS No. 144 effective January 1, 2002 and does not expect that the adoption will have a material impact on its results of operations and financial position.

                    In November  2002, FIN No. 45,  "Guarantor's  Accounting and
               Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others an interpretation of SFAS No. 5, 57, and 107 and rescission of FASB Interpretation No. 34," was issued. FIN 45 clarifies the requirements of SFAS No. 5,
               "Accounting for Contingencies," relating to a guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The adoption of the provisions of FIN 45 did not have a material impact on the Company's results of operations, financial position or cash flows.

                    On January  17,  2003,  FIN 46,  "Consolidation  of Variable
               Interest Entities, an interpretation of ARB 51," was issued. The primary objectives of FIN 46 are to provide guidance on the identification and consolidation of variable interest entities, or VIE's, which are entities for which control is achieved through means other than through voting rights. The Company does not have any VIEs.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


4.       EMPLOYEE COMPENSATION COSTS

                  Employee compensation costs for the nine months ended September 30, 2002 comprised of the following:

                                                                         RMB'000

                  Wages and salaries                                       8,761
                  Social security costs                                    1,414
                                                                          ______
                                                                          10,175
                                                                          ======

                  Social security costs represent contributions to funds for staff welfare organized by the municipal and provincial governments including contributions to the retirement benefit plans (see Note 22).

5.       INCOME TAXES

                  Income taxes for the nine months ended September 30, 2002 are comprised of the following:

                                                                         RMB'000

                  PRC current tax                                          8,825
                  Deferred tax charge (Note 13)                            5,345
                                                                          ______
                                                                          14,170
                                                                          ======

                  In accordance with the relevant PRC income tax rules and regulations, the enacted PRC income tax rate applicable to the Company is 33% for the nine month ended September 30, 2002.

                  The tax on the Company's income before income taxes differs from the theoretical amount that would arise using the basic tax rate in the PRC applicable to the Company for the nine months ended September 30, 2002 are as follow:

                                                                        RMB'000

                  Income before income taxes                             47,209
                  Tax calculated at a tax rate of 33%                    15,579
                  Non assessable and non-deductible items
                   of income and expenses                                (1,409)
                                                                         ______
                  Tax charge                                             14,170
                                                                         ======

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


6.       CASH AND CASH EQUIVALENTS

                  Cash and cash equivalents as of September 30, 2002 are as follow:

                                                                         RMB'000

                  Cash at bank and in hand                               164,069
                  Certificates of deposit                                     51
                                                                         _______
                                                                         164,120
                                                                         =======

7.       ACCOUNTS RECEIVABLE

                  Accounts receivable as of September 30, 2002 are as follow:

                                                                        RMB'000

                  Accounts receivable                                    17,823
                  Less : Allowance for doubtful receivables                (685)
                                                                        _______
                  Accounts receivable, net                               17,138
                                                                        =======

                  Allowance for doubtful accounts as of September 30, 2002 are as follow:

                                                                        RMB'000

                  Balance at beginning of period                            692
                  Additions to allowance for doubtful accounts               (7)
                                                                        ________
                  Balance at end of period                                  685
                                                                        ========

8.       INVENTORY

                  Inventory as of September 30, 2002 is as follows:

                                                                         RMB'000

                  Inventory consists of the following:
                     Raw materials                                        14,116
                     Work-in-progress                                     10,163
                     Finished goods                                       23,937
                                                                         _______
                                                                          48,216
                                                                         =======

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


9.       PREPAID EXPENSES AND OTHER CURRENT ASSETS

                  Prepaid expenses and other current assets as of September 30, 2002 are as follow:

                                                                        RMB'000

                  Other receivables                                       7,657
                  Less : Allowance for doubtful accounts                 (4,620)
                                                                        ________
                                                                          3,037
                  Deposits for purchase of raw materials and
                   machinery and equipment                              101,708
                  Prepayment for construction work                        2,562
                  Prepaid expenses                                        6,451
                  Other current assets                                    1,685
                                                                        ________
                                                                        112,406
                                                                        ========

10.      PROPERTY, MACHINERY AND EQUIPMENT



                                                     Machinery
                                                           and        Motor         Land    Construction
                                       Buildings     equipment      vehicle   use rights     in progress         Total
                                       _________     _________      _______   __________    ____________       _______
                                         RMB'000       RMB'000      RMB'000      RMB'000         RMB'000       RMB'000

         For the nine months ended September 30, 2002

         Cost or valuation
           At beginning of the period     48,939        93,665        5,162        6,930        23,590         178,286
           Additions                       5,990        29,817        7,273            -        19,421          62,501
           Transfers                      11,964        18,553            -            -       (30,517)              -
           Reclassification                 (606)          606            -            -             -               -
           Disposals and write-offs            -          (125)        (354)           -             -            (479)
                                       _________     _________      _______   __________    ____________       _______

           At end of the period           66,287       142,516       12,081        6,930        12,494         240,308
                                       _________     _________      _______   __________    ____________       _______

         Accumulated depreciation
           At beginning of the period      7,022        55,727        2,382          214             -          65,345
           Charge for the period           1,400         7,575        1,170           28             -          10,173
           Reclassification                   41           (47)           6            -             -               -
           Disposals and write-offs            -           (99)        (300)           -             -            (399)
                                       _________     _________      _______   __________    ____________       _______

           At end of the period            8,463        63,156        3,258          242             -          75,119
                                       _________     _________      _______   __________    ____________       _______

         Net book value
           At end of the period           57,824        79,360        8,823        6,688        12,494         165,189
                                       =========     =========      =======   ===========   =============      =======

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


10.      PROPERTY, MACHINERY AND EQUIPMENT (continued)

                  Land use rights and buildings are located in the PRC, where private ownership of land is not allowed. Rather, entities acquire the rights to use land for a designated term. As of September 30, 2002, the Company had rights to use five parcels of land for periods ranging from 40 to 51 years up to 2041 to 2052.

                  Repair and maintenance costs were RMB 15,581,000 for the nine months ended September 30, 2002.

11.      INVESTMENT IN AN EQUITY AFFILIATE

                  Investment in an equity affiliate as of September 30, 2002 is as follows:

                                                                         RMB'000

         Investments in an equity affiliate, at cost                      21,100
                                                                         =======

         Share of net assets at end of period                             20,634
         Other investments                                                   600
                                                                         _______
                                                                          21,234
                                                                         =======

                  Details of the equity affiliate are as follows:  RMB'000


                                        Country of                             Equity
                                       establishment        Registered        interest       Principal
                  Name of company      And operation         capital            held        Activities
                  _______________      _____________      ______________      ________    ______________

                  Shandong Jingbo      The People's       RMB 50,000,000        42.2%     Production and
                  Thermoelectrical     Republic                                           sales of
                  Company  Limited     of China                                           electrical
                                                                                          power and heat

                  Share of net loss of investment in an equity affiliate for the nine months ended September 30, 2002 included in retained earnings of the Company was RMB 466,000.

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


12.      INTANGIBLE AND OTHER ASSETS

                                            September 30, 2002
                                                   Accumulated
                                            Cost  Amortization          Net
                                         _______  ____________      _______
                                         RMB'000       RMB'000      RMB'000

         Trademark                         3,838          (891)       2,947
         Technical know-how                1,198          (244)         954
                                         _______  ____________      _______
         Intangible assets                 5,036        (1,135)       3,901
         Other assets                        800           (44)         756
                                         _______  ____________      _______
                                           5,836        (1,179)       4,657
                                         =======  ============      =======

                  Amortization on intangible assets was RMB 419,000 for the nine months ended September 30, 2002.

                  Other assets represented long-term prepaid advertising.

13.      DEFERRED INCOME TAX ASSETS

                  Deferred income taxes are calculated on temporary difference under the liability method using a principal tax rate of 33%.

                   The movements in the deferred income tax assets account for the nine months ended September 30, 2002 are as follows:

                                                                        RMB'000

                   At beginning of period                                 5,345
                   Income statement credit/(charge)                      (5,345)
                                                                        ________

                   At end of period                                           -
                                                                        ========

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


14.      SHORT-TERM DEBTS

                  Short-term debts as of September 30, 2002 are as follow:

                                                                         RMB'000

          Other borrowings from unrelated parties                            500
          Current portion of long-term debt (Note 16)                      4,510
                                                                         _______

                                                                           5,010
                                                                         =======

                  Other borrowings from unrelated parties are unsecured and bear interest at bank rate in the PRC ranging from 5.04% to 6.435% per annum for the nine months ended September 30, 2002.

15.      ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                                    Period ended
                                                                   September 30,
                                                                            2002
                                                                         RMB'000

         Trade payables                                                   43,569
          Salaries and welfare payable                                     1,907
          Accrued expenses                                                   434
          Dividends payable by a subsidiary to minority
           shareholders                                                        -
          Interest payable                                                 3,716
          Payables for construction-in-progress                            1,966
          Deposits received from staff                                    16,225
          Deposits from customers                                         22,069
         Provisions                                                        8,525
         Bills payable                                                     5,000
         Others                                                            9,299
                                                                   _____________
                                                                         159,560
                                                                   =============

          SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


16.      OTHER TAXES PAYABLE

                  Details of other taxes payable are as follow:
                                                                         RMB'000

         Value-added tax                                                  61,550
         Consumption tax                                                  86,564
         Surtaxes                                                          1,814
         Withholding tax                                                   1,119
                                                                         _______

                                                                         151,047

         (a)   Value-Added Tax ("VAT")

                    The  Company  is  subject  to VAT,  which is  levied  at the general rates of 6% to 17% on gross sales of the Company's products. An input credit is available whereby VAT paid on the purchases of semi-finished products or raw materials can be used to offset the VAT on sales to determine the net VAT payable.

                    VAT payable at September 30, 2002 included  brought  forward balances of RMB 45,762,000 from previous years, as the PRC authority has not requested payment of these outstanding amounts.

         (b)   Consumption Tax ("CT")

                    The Company is subject to CT at fixed rates of RMB 277.6 per ton and RMB 117.6 per ton for domestic sales of gasoline and diesel oil, respectively.

                    CT payable at September  30, 2002 included  brought  forward balances of RMB 79,750,000 from previous years, as the PRC authority has not requested payment of these outstanding amounts.

         (c)   Surtaxes

                    The Company is subject to the following surtaxes:

                    - Urban Construction Tax levied at 5% of CT and net VAT
                      payable;
                    - Education Surcharges levied at 3% of CT and net VAT
                      payable.
                    - Property Tax levied at 1.2% of the cost of property
                      constructed.

         (d)   Withholding taxes

                    The Company is required to withhold  personal  income tax in respect  of  dividends  paid to  individual  equity  holders  and business tax in respect of payments to contractors for construction services. 17.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)



16.      LONG-TERM DEBTS

                  Long-term debts as of September 30, 2002 are as follow:

                                                                         RMB'000

                  Bank loans, secured                                    190,838
                                                                         =======

                    The bank loans are secured by the Company's property,  plant and equipment with net book value of RMB 150,879,000, and bear interest at the rate ranging from 5.04% to 6.435% per annum. Bank loans totaling RMB 17,288,000 repayable within five years over 60 monthly installments consisting of both principal and interest. Bank loans totaling RMB 173,550,000 is an interest only loan with the principal amount maturing in December 2010.

                    Maturities of long-term  debts at September 30, 2002 were as follows:

                                                                        RMB'000

                  2003                                                    4,510
                  2004                                                    4,510
                  2005                                                    4,510
                  2006                                                    3,758
                  2007                                                        -
                  Thereafter                                            173,550
                                                                        _______
                                                                        190,838
                                                                        =======

18.      PAID-IN CAPITAL

                  Paid in capital represents the combined registered and paid-in capital of Petrochemical Company and Agrochemical Company.

                  As discussed in Note 1, Agrochemical Company de-consolidated from Petrochemical Company on April 5, 2002. Consequently, Agrochemical Company's financial statements are combined with accompanying combined financial statements from April 6, 2002 through September 30, 2002. As a result, Agrochemical Company's capital and accumulated deficit of RMB 15,115,000 and RMB (2,213,000), respectively, were combined as of April 6, 2002.

                  As discussed in Note 1, Lunong Chemical Company de-registered on April 5, 2002 and the assets and liabilities of Lunong Chemical Company were transferred to Agrochemical Company at the historical amounts on that same date. Lunong Chemical Company's shareholders equity was comprised of paid-in capital of RMB 13,454,000, accumulated deficit of RMB 3,431,000, and statutory common funds of RMB 808,000, which was accounted for as contributed capital.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


         STATUTORY COMMON FUNDS


                                                   Statutory         Statutory
                                                      common            common
                                                reserve fund      welfare fund        Total
                                                ____________      ____________      _______
                                                     RMB'000           RMB'000      RMB'000

          Balance at December 31, 2001                3,143             1,572        4,715

          Lunong Chemical Company
          (de-registration)                            (539)             (269)        (808)
                                                ____________      ____________      _______

          Balance at September 30, 2002               2,604             1,303        3,907
                                                ============      ============      =======

(a) Pursuant to PRC regulations and the Company's Articles of Organization, the Company is required to transfer 10% of its net income, as determined under the PRC accounting regulations, to a statutory common reserve fund until such fund equals 50% of the Company's registered capital. The transfer to this reserve must be made prior to any distribution of dividends to the Company's shareholders.

                  The statutory common reserve fund shall only be used to makeup for previous years' losses, to expand the Company's production operations, or to increase the capital of the Company. Additionally, the Company may convert its statutory common reserve fund into capital and issue bonus capital to existing shareholders in proportion to their original shareholdings, provided approval by a resolution of shareholders' general meeting and the balance of the reserve fund after such issue is not less than 25% of the registered capital.

(b) Pursuant to the PRC regulations and the Company's Articles of Organization, the Company is required to transfer 5% to 10% of its net income, as determined under the PRC accounting regulations, to the statutory common welfare fund. This fund can only be used to provide staff welfare facilities and other collective benefits to the Company's employees. This fund is non-distributable other than in liquidation. The Company currently transfers 5% of the net income, as provided under the PRC accounting regulations to the statutory common welfare fund. No transfer to reserve had been made for the nine months ended September 30, 2002.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


19.      COMMITMENTS

         (a)   Operating lease commitments

                    Under a lease  agreement,  the Company has  committed to pay predetermined rental to a PRC government for the period from 8 July 1996 to 2010. Future minimum lease payments as of September 30, 2002 under these arrangements are analyzed as follows:

                                                                         RMB'000

               - 2003                                                         70
               - 2004                                                         76
               - 2005                                                         83
               - 2006                                                         92
               - 2007                                                        101
               - thereafter                                                  475
                                                                         _______

                                                                             897
                                                                         =======

                    Operating  lease  expenses for buildings were RMB 67,000 for the nine months ended September 30, 2002.

         (b)   Capital commitments

                    During the nine months ended September 30, 2002, the Company entered into various construction contracts. As of September 30, 2002, remaining commitments related to these construction contracts totaled RMB 2,570,000.

20.      RELATED PARTY TRANSACTIONS

                  Parties are considered to be related if they are subject to common control or common significant influence, common ownership, direct or indirect ownership between parties, or transactions with employees.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


20.      RELATED PARTY TRANSACTIONS (continued)

                    The  Company's   significant   related  party   transactions
               affecting the operational results for the nine months ended September 30, 2002 are as follows:

                                                                         RMB'000

                  Sales to Shandong Jingbo Logistic Centre
                    Company Limited                                          197
                                                                         =======

                  Interest expenses paid to short-term
                    advances from Shandong Jingbo Logistic
                    Centre Company Limited                                   378
                                                                         =======

                  Interest expenses paid to loans from
                    Shareholders                                             436
                                                                         =======

                    Due from/to  related parties as of September 30, 2002 are as follow:

                                                                         RMB'000

                  Due from related parties
                    Employee advances                                     10,337
                    Technology Development Centre                         14,694
                    Shandong Boxing Kelung Chemical Company Limited
                                                                              35
                    Shandong Jingbo Thermoelectrical Company Limited      16,901
                                                                         _______
                    Total due from related parties                        41,967
                                                                         =======

                  Due to related parties:
                    Loans from shareholders                                4,891
                    Loans from employees                                  23,167
                    Shandong Jingbo Logistic Company Limited              14,467
                    Shandong Jingbo Food Technology Company
                    Limited                                                4,000
                    Shandong Jingbo Printing Company Limited                 325
                                                                          ______
                    Total due to related parties                          46,850
                                                                          ======

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


21.      RELATED PARTY TRANSACTIONS (continued)

                  Amounts due from related parties are interest free, unsecured and without predetermined repayment terms.

                  Amounts due to shareholders are interest free, unsecured and without predetermined repayment terms.

                  Amounts due to employees are unsecured, interest bearing at 7.2% per annum and without predetermined repayment terms.

22.      RETIREMENT PLAN

                  As stipulated by the regulations of the PRC government, the Company operates a defined contribution retirement plans for their employees. The PRC government is responsible for the pension liability to these retired employees. The Company is required to make specified contributions to the state-sponsored retirement plan at 20% of the basic salary cost of their employees. Employees of the PRC companies are required to contribute 6% and 5% of their basic salary for the nine months ended September 30, 2002, with the maximum amount of contribution of 8%. For the nine months ended September 30, 2002, contributions made by the Company approximated RMB 740,000.

23.      SEGMENT INFORMATION

                  The Company is engaged in two business segments, namely, petrochemical and agrochemical.

         Description of products by segment

                  The petrochemical segment is engaged in the manufacturing and sales of petrochemical products in the PRC.

                  The agrochemical segment is engaged in the manufacturing and sales of agricultural chemical products in the PRC.

                  All assets and operations of the Company are located in the PRC, which is considered as one geographic location in an economic environment with similar risks and returns.

         Measurement of segment income or loss and segment assets

                  The Company evaluates performance and allocates resources based on results from operations. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. Inter-segment sales and transfers between reportable segments are not material for any periods presented.

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


23.      SEGMENT INFORMATION (continued)

         FACTORS MANAGEMENT USED TO IDENTIFY THE COMPANY'S REPORTABLE SEGMENTS

         The Company's reportable segments are business units that offer different products.

         Operating segment information
                                                                           Nine
                                                                   months ended
                                                                   September 30,
                                                                           2002
                                                                   _____________
                                                                        RMB'000
         Net sales:
            Petrochemical
               Net sales to unaffiliated customers                      673,094
                                                                   _____________

            Agrochemical
               Net sales to unaffiliated customers                       45,261
                                                                   _____________

         Total consolidated net sales                                   718,355
                                                                   =============

         Depreciation, depletion and amortization expenses:
            Petrochemical                                                 7,824
            Agrochemical                                                  2,780
                                                                   _____________

         Total consolidated depreciation, depreciation
          and amortization expenses                                      10,604
                                                                   =============

         Segment income:
            Petrochemical                                                41,589
            Agrochemical                                                  9,973
                                                                   _____________

         Total segment income                                            51,562

         Reconciling items:
            Corporate (expenses)/income                                   1,263
            Interest income                                                 810
            Interest expenses                                            (6,426)
                                                                   _____________

         Total consolidated income before income taxes
            and discontinued operations                                  47,209
                                                                   =============

         Segment assets:
            Petrochemical                                               482,954
            Agrochemical                                                 95,010
                                                                   _____________

         Total consolidated assets                                      577,964
                                                                   =============

           SHANDONG JINGBO PETROCHEMICAL COMPANY LIMITED AND AFFILIATE
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                (EXPRESSED IN RENMINBI, UNLESS OTHERWISE STATED)


23.      SEGMENT INFORMATION (continued)

         OPERATING SEGMENT INFORMATION (continued)
                                                                            Nine
                                                                    months ended
                                                                   September 30,
                                                                            2002

         Expenditure for additions to long-lived assets:
            Petrochemical                                                 47,787
            Agrochemical                                                  14,714
                                                                   _____________

         Total consolidated expenditure for
            additions to long-lived assets                                62,501
                                                                   =============

                  Long-lived assets of reportable segments and corporate assets consisted of property, plant and equipment located in the PRC.

         MAJOR CUSTOMERS

                  For the nine months ended September 30, 2002, the Company did not have any major customers with sales exceeding 10% of the total combined net sales.

24.      SUBSEQUENT EVENTS

         On December 31, 2002, Petrochemical Company and Agrochemical Company reorganized whereby operational assets and liabilities of both companies were transferred to Jingbo Chemical (Bo Xing) Company Limited ("Boxing"), a newly formed foreign direct-owned company in the PRC. Concurrently, AP Henderson Ventures ("Ventures"), a newly formed Nevada corporation, acquired the outstanding capital of Boxing in exchange for 10,000 shares of Ventures' common stock. On January 15, 2003, Ventures completed a reverse acquisition with Magnolia Ventures, Inc. ("Magnolia"), a publicly traded non-operational Nevada corporation, pursuant to which Magnolia acquired all of the outstanding shares of Ventures capital stock in exchange for a controlling interest of Magnolia. The accounting for these transactions are identical to that resulting from a reverse-acquisition, except that no goodwill or other intangible assets shall be recorded. Accordingly, the financial statements of Magnolia will be the historical financial statements of Boxing, formerly the operations of Petrochemical Company and Agrochemical Company.

                  In January 2003, Magnolia changed its name to AP Henderson Group and effectuated a 1.875 for one stock split of its outstanding shares of common stock.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


On January 15, 2003, AP Henderson Ventures, a Nevada corporation ("AP Ventures"), completed a reverse acquisition of the AP Henderson Group (the "Registrant"), a Nevada corporation formerly known as Magnolia Ventures, Inc., pursuant to which the Registrant acquired all of the outstanding shares of AP Ventures capital stock in exchange for a controlling interest in the Registrant (the "Reorganization").

AP Ventures was organized on December 31, 2002 for the purpose of acquiring all of the capital shares of Jingbo Chemical (Bo Xing) Co., Ltd. ("Jingbo"), a Chinese foreign direct investment enterprise. On December 31, 2002, the owner of all of the capital shares of Jingbo transferred those capital shares to AP Ventures in exchange for AP Ventures' issuance of a total of 10,000 common shares. AP Ventures conducted no operations or acquired any assets or liabilities from the date of its organizations to time of its acquisition of Jingbo.

Jingbo was formed in 2002 for the purpose of acquiring certain operating assets and liabilities of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited, which together had been engaged in the business of owning and operating a petrochemical refinery and agrochemical manufacturing company in the People's Republic of China. Jingbo acquired the operating assets and liabilities of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited on December 31, 2002, immediately prior to AP Ventures' acquisition of the capital shares of Jingbo. Jingbo conducted no operations or acquired any assets or liabilities from the date of its organizations to time of its acquisition of the operating assets and liabilities of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited Jingbo.

The adjustments to the historical financial statements reflect the effect of the recording of the reverse merger of the Registrant and the previously privately-held AP Ventures and the retroactive effect of the forward split of the Registrant's common stock effected on February 11, 2003. The reported results of operations and financial condition are those of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited inasmuch as neither AP Ventures nor Jingbo had any operations or capital transactions other than their above-described acquisitions. The adjustments eliminate the results of operations for the Registrant for the periods before the reverse acquisition of the Registrant by AP Ventures, combine the balance sheets of both entities and reflect the shareholders' equity/deficit as if the transaction had occurred at the date of the pro forma statements.



                               AP HENDERSON GROUP
                   (FORMERLY KNOWN AS MAGNOLIA VENTURES, INC.)
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                        (Amounts expressed in thousands)


                                                          Historical
                                                 _____________________________                                       Pro Forma
                                                  AP Henderson    AP Henderson     Consolidated      Pro Forma      Consolidated
                                                 Venture (a) (b)     Group            Total         Adjustments        Total
                                                 _______________  ____________     ____________     ___________     ____________

ASSETS
Current assets
   Cash and cash equivalents                        $ 19,828         $   -           $ 19,828      $ (1,961)(c)       $ 17,867
   Accounts receivable, less allowance for
     doubtful accounts                                 2,071             -              2,071                            2,071
   Due fom related parties                             5,070             -              5,070                            5,070
   Inventories                                         5,825             -              5,825                            5,825
   Prepaid expenses and other current assets          13,947             -             13,947        (2,420)(c)         11,527
                                                 _______________  ____________     ____________     ___________     ____________
     Total current assets                             46,741             -             46,741                           42,360
Property, plant and equipment, less accumulated
   depreciation, depletion and amortization           19,957             -             19,957        (4,140)(c)         15,817
Long term investments                                  2,565             -              2,565        (2,493)(c)             72
Intangible and other assets                              563             -                563          (563)(c)              -
Deferred tax assets                                        -             -                  -                                -
                                                 _______________  ____________     ____________     ___________     ____________
Total assets                                        $ 69,826         $   -           $ 69,826                         $ 58,249
                                                 ===============  ============     ============     ===========     ============

 LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Short-term debt                                  $    605         $  41           $    646                         $    646
   Accounts payable and accrued liabilities           13,616             1             13,617         3,349 (c)         10,268
   Due to related parties                              5,069             -              5,069                            5,069
   Dividends payable                                     591             -                591                              591
   Income tax payable                                    584             -                584            38 (c)            546
   Other taxes payable                                18,249             -             18,249        15,166 (c)          3,083
                                                 _______________  ____________     ____________     ___________     ____________
     Total current liabilities                        38,714            42             38,756                           20,203

Long term debts                                       23,056             -             23,056                           23,056
                                                 _______________  ____________     ____________     ___________     ____________
Total liabilities                                     61,770            42             61,812                           43,259

Shareholders' equity
   Capital                                             5,885            39(e)           5,924         5,886 (d)             44
                                                                                                         (6)(e) (f)
   Additional paid-in capital                              -             -                  -        (6,938)(c)         12,824
                                                                                                     (5,886)(d)
   Retained earnings                                   1,699           (81)             1,618             6 (e) (f)      1,650
                                                                                                        (38)(c)
   Statutory reserves fund                               472             -                472                              472
                                                 _______________  ____________     ____________     ___________     ____________
     Total shareholders' equity                        8,056           (42)             8,014                           14,990
                                                 _______________  ____________     ____________     ___________     ____________
Total liabilities and shareholders' equity          $ 69,826         $   -           $ 69,826       $     -           $ 58,249
                                                 ===============  ============     ============     ===========     ============


(a)  These amounts reflect the combined results of operations and financial condition of Shandong Jingbo Petrochemical Company
     Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited
(b)  These amounts have been converted from the Peoples Republic of China's Reminbi currency into US $ using a conversion factor of 8.276.
(b)  Assets and liabilities that have been spun-off on December 31, 2002 as a result of a reorganization.
(c)  Pro forma adjustments to properly reflect the common stock at the par value of $0.001.
(d)  Shares issued as a result of the reverse merger of AP Henderson Group by AP Henderson Ventures
(e)  Shares have been retroactively adjusted to reflect a forward stocksplit of 1.875 to 1.00.




                               AP HENDERSON GROUP
                  (FORMERLY KNOWN AS MAGNOLIA VENTURES, INC.)
                        CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                        (Amounts expressed in thousands)


                                                          Historical
                                                 _____________________________                                       Pro Forma
                                                  AP Henderson    AP Henderson     Consolidated      Pro Forma      Consolidated
                                                 Venture (a) (b)     Group            Total         Adjustments        Total
                                                 _______________  ____________     ____________     ___________     ____________

Revenues
   Sales and other operating revenues               $ 86,787         $   -           $ 86,787      $      -           $ 86,787

Operating expenses
   Purchases, services and other                     (72,270)            -            (72,270)            -            (72,270)
   Employee compensation costs                        (1,229)            -             (1,229)            -             (1,229)
   Depreciation, depletion and amortization           (1,281)            -             (1,281)            -             (1,281)
   Selling, general and adminstrative expenses        (1,182)            6             (1,176)            -             (1,176)
   Taxes other than income taxes                      (5,018)            -             (5,018)            -             (5,018)
   Other (income)/expense, net                           631             -                631             6 (c)            637
                                                 _______________  ____________     ____________     ___________     ____________
     Total operating expenses                        (80,349)            6            (80,343)            6            (80,337)

Income from operations                                 6,438            (6)             6,444            (6)             6,450

Finance costs
   Interest income                                        98             -                 98             -                 98
   Interest expense                                     (776)            -               (776)            -               (776)
                                                 _______________  ____________     ____________     ___________     ____________
     Total finance costs                                (678)            -               (678)            -               (678)

Loss from equity affiliate                               (56)            -                (56)           56 (d)              -
                                                 _______________  ____________     ____________     ___________     ____________

Income before income taxes                             5,704            (6)             5,710            50              5,772
Income taxes                                          (1,712)            -             (1,712)          (18)(d)         (1,730)
                                                 _______________  ____________     ____________     ___________     ____________
Income before minority interests                       3,992            (6)             3,998            68              4,042
Loss applicable to minority interests                   (100)            -               (100)            -               (100)
                                                 _______________  ____________     ____________     ___________     ____________
Net income                                           $ 3,892         $  (6)          $  3,898      $     68           $  3,942
                                                 ===============  ============     ============     ===========     ============
Earnings per share:
   Basic and fully diluted earnings per share (not expressed in thousands)                                            $   0.09
                                                                                                                    ============
   Weighted average outstanding shares used in calculation                                                              45,000
                                                                                                                    ============


(a)  These amounts reflect the combined results of operations and financial condition of Shandong Jingbo Petrochemical Company
     Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited
(b)  These amounts have been converted from the Peoples Republic of China's Reminbi currency into US $ using a conversion factor of 8.276.
(c)  Pro forma adjustments to reflect the value of shares issued as a result of the reverse merger of AP Henderson Group by AP
     Henderson Ventures
(d)  Pro forma adjustments related to certain assets spun-off as of 12/31/02 as a result of a reorganization.




                               AP HENDERSON GROUP
                   (FORMERLY KNOWN AS MAGNOLIA VENTURES, INC.)
                        CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                        (Amounts expressed in thousands)


                                                          Historical
                                                 _____________________________                                       Pro Forma
                                                  AP Henderson    AP Henderson     Consolidated      Pro Forma      Consolidated
                                                 Venture (a) (b)     Group            Total         Adjustments        Total
                                                 _______________  ____________     ____________     ___________     ____________

Revenues
   Sales and other operating revenues              $ 61,537          $ -             $ 61,537            $ -          $ 61,537

Operating expenses
   Purchases, services and other                    (46,381)           -              (46,381)             -           (46,381)
   Employee compensation costs                       (2,845)           -               (2,845)             -           (2,845)
   Depreciation, depletion and amortization          (1,997)           -               (1,997)             -            (1,997)
   Selling, general and adminstrative expenses       (1,551)          (5)              (1,556)             -            (1,556)
   Impairment loss                                        -            -                    -              -                 -
   Taxes other than income taxes                     (4,022)           -               (4,022)             -            (4,022)
   Other (income)/expense, net                          683            -                  683              6 (c)           689
                                                 _______________  ____________     ____________     ___________     ____________
     Total operating expenses                       (56,113)          (5)             (56,118)             6           (56,112)

Income from operations                                5,424           (5)               5,419             (6)            5,425

Finance costs
   Interest income                                      215            -                  215              -               215
   Interest expense                                    (582)           -                 (582)             -              (582)
                                                 _______________  ____________     ____________     ___________     ____________
     Total finance costs                               (367)           -                 (367)             -              (367)

Loss from equity affiliate                                -            -                    -              -                 -
                                                 _______________  ____________     ____________     ___________     ____________
Income before income taxes                            5,057           (5)               5,052             (6)            5,058
Income taxes                                         (1,280)           -               (1,280)             -            (1,280)
                                                 _______________  ____________     ____________     ___________     ____________
Income before minority interests                      3,777           (5)               3,772             (6)            3,778
Loss applicable to minority interests                  (133)           -                 (133)             -              (133)
                                                 _______________  ____________     ____________     ___________     ____________
Net income                                          $ 3,644         $ (5)             $ 3,639           $ (6)          $ 3,645
                                                 ===============  ============     ============     ===========     ============

Earnings per share:
   Basic and fully diluted earnings per share (not expressed in thousands)                                              $ 0.08
                                                                                                                    ============
   Weighted average outstanding shares used in calculation                                                              45,000
                                                                                                                    ============


(a)  These amounts reflect the combined results of operations and financial condition of Shandong Jingbo Petrochemical
     Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited
(b)  These amounts have been converted from the Peoples Republic of China's Reminbi currency into US $ using a conversion factor of 8.276.
(c)  Pro forma adjustments to reflect the value of shares issued as a result of the reverse acquisition of AP Henderson Gropu by AP Henderson Ventures
